UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-06498


                              PIC INVESTMENT TRUST
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                              300 North Lake Avenue
                             Pasadena, CA 91101-4106
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (626) 449-8500

                               WILLIAM T. WARNICK
                          Provident Investment Counsel
                              300 North Lake Avenue
                             Pasadena, CA 91101-4106
                     ---------------------------------------
                     (Name and address of agent for service)

                                    Copy to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                              515 S. Flower Street
                           Los Angeles, CA 90071-2228


Date of fiscal year end:       OCTOBER 31, 2003
                               ----------------

Date of reporting period:      APRIL 30, 2003
                               ----------------

Item 1: Reports to Stockholders -



SEMI-ANNUAL REPORT
PERIOD ENDING APRIL 30, 2003




P I C
----------
PROVIDENT
----------
INVESTMENT
----------
COUNSEL
----------
EST. 1951



                     FAMILY OF GROWTH-ORIENTED MUTUAL FUNDS

                     |_|  Twenty Fund I










   GROWTH STOCK
LEADERS FOR A HALF
     CENTURY

WWW.PROVNET.COM

CONTENTS

                             2           PRESIDENT'S LETTER
                             3           THE U.S. EQUITY INVESTMENT ENVIRONMENT
                             4           FUND REVIEW
                             6           OUTLOOK & STRATEGY
THE FUND                     7           SCHEDULE OF INVESTMENTS
                             8           STATEMENT OF ASSETS
                                         AND LIABILITIES
                             9           STATEMENTS OF OPERATIONS
                             10          STATEMENTS OF CHANGES
                                         IN NET ASSETS
                             11          FINANCIAL HIGHLIGHTS
                             12          NOTES TO FINANCIAL STATEMENTS

PRESIDENT'S LETTER


WELCOME

Thank you for choosing Provident Investment Counsel. If you are a new investor to our family of funds, we welcome you. For many years, we have managed portfolios for major institutions, public funds, endowments, foundations and individuals.

We are pleased to offer our style consistent growth strategies that allow our shareholders to invest a portion of their overall investment plan into a portfolio of high quality, rapid growing companies.

Once  again,   thank  you  for  choosing
Provident Investment Counsel.



DEAR FELLOW SHAREHOLDERS:


The last three years have been difficult pills to swallow for growth equity investors. We can pinpoint many reasons for the market's unusual volatility, including the decline in confidence in long-term growth rates of technology stocks, corporate accounting scandals, continued geopolitical risks and the strength of the economic recovery. There is no question the market's volatility has been astonishing and, understandably, many investors are dismayed by the drastic shifts we have experienced.

After three consecutive years of bear market performance, the past six months have been a welcome relief. During this war-impacted period, Provident Investment Counsel's Funds ended the six-month period in positive territory and the popular market averages enjoyed a meaningful gain. For the six-months ended April 30, 2003 the NASDAQ Over-the-Counter Composite Index was up 10%, the broader S&P 500 Index posted a 4% gain and the Dow Jones Industrial Average came in at 2%. We have seen some rallies in U.S. equities this year, however we cannot be certain if this short-term phenomenon represents a turning point for the U.S. Markets and particularly growth equities. As we anticipate the growth investment style returning to favor, we remain focused on our extensive research efforts to identify those category-leading companies that are positioned to fully participate in any sustainable upswing in the marketplace.

Thank you for your patience during this difficult period in the capital markets, and for your continued commitment to growth equity investing.

                        Cordially,



                        /S/ THOMAS M. MITCHELL
                        ----------------------
                        Thomas M. Mitchell
                        President, PIC Investment Trust
                        April 30, 2003

THE U.S. EQUITY INVESTMENT ENVIRONMENT

The year 2002 will be remembered as one of the most difficult and painful in recent U.S. stock market history. Not since the period 1939-1941 have U.S. equities experienced three consecutive years of negative returns. During 2002, the market was tremendously rotational with companies and industries experiencing extreme volatility, and with stock price movements responding throughout the year, not so much to long-term fundamentals, but to short term non-market considerations. The poor investment environment was the combination of weaker than expected corporate profits exacerbated by numerous corporate accounting and governance scandals, investors' fears of terrorist activity, and the looming war with Iraq. Even though overall corporate earnings of the S&P 500 Index were up 5% for the year, the S&P 500 Index ended the year 2002 down significantly at -22%.

In the midst of the market volatility, we began 2003 with a positive outlook. As we started the year, corporate profits were recovering and balance sheets appeared stronger. Regulatory authorities and boards of directors were seriously addressing governance and accounting issues. More importantly, investor psychology seemed to be slowly improving. Similar to January 2003, the month of February 2003 was dominated by geo-political concerns, and daily market directions gyrated based upon the market perception of the Iraq situation. This impacted many industries including the oil and natural gas areas, which saw prices reaching new highs. However, despite the uncertainties that impacted stocks, we still saw solid growth prospects. We were encouraged by the earnings reports for the fourth quarter 2002 taking place in January and February 2003 as "VISIBILITY AND TONE" appeared to be improving.


                                            MARKET PERFORMANCE
                                      ------------------------------
                                      CALENDAR YEAR
                                         TO DATE       SIX MONTHS
                                      ENDED 4/30/03   ENDED 4/30/03
                                      ------------------------------
S&P 500 Index                           4.83%           4.48%
NASDAQ Composite                        9.64%           10.12%
Dow Jones Industrial Average            2.39%           2.16%

RUSSELL 1000 GROWTH INDEX               6.25%           4.28%
Russell 1000 Value Index                3.51%           5.25%

RUSSELL MID CAP GROWTH INDEX            6.79%           8.19%
Russell Mid Cap Value Index             3.24%           7.13%

RUSSELL 2000 GROWTH INDEX               5.22%           7.68%
Russell 2000 Value Index                3.94%           7.44%

                                          Source: Lipper, Inc.

In the week ended March 21, 2003 the broad stock market had its greatest one-week advance since 1982. In contrast to the months of January and February 2003, every U.S. equity asset class performed well in March 2003 as the question of whether we were going to war was answered. Performance for the first quarter 2003 finished on a positive note against an unstable macroeconomic backdrop. The emerging economic recovery, improving orders for capital goods, and better corporate cash flows were tempered by the uncertainty relating to the War in Iraq, rising energy prices, and a weak dollar. During this period growth stocks (AS MEASURED BY THE RUSSELL 1000 GROWTH INDEX) outperformed value stocks (AS MEASURED BY THE RUSSELL 1000 VALUE INDEX) as we believe investors began to focus on those companies that could grow earnings during the early stages of this economic recovery. The first quarter of 2003 proved to be quite encouraging as many U.S. growth companies unveiled better than expected revenue and earnings growth.


For the month of April 2003, better than expected corporate profits drove equity prices meaningfully higher. Early in the month the initial price advances were triggered by the quick success in the battle for Baghdad. However, as the month moved into first quarter earnings reporting season, the earnings news was much better than investors had been expecting and stock prices surged. At the six-month period ended April 30, 2003, all major market indices posted positive returns and we were encouraged that Provident Investment Counsel's Funds ended the period with positive average annual returns.(1)


--------
(1) At net asset value (excluding the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares).

FUND REVIEW

PROVIDENT INVESTMENT COUNSEL'S
TWENTY FUND I
SIX MONTHS ENDING APRIL 30, 2003

-- PROVIDENT INVESTMENT COUNSEL'S TWENTY FUND I (THE "FUND") was up 4.35% for the six-month period ended April 30, 2003. Better than expected corporate profits drove equity prices meaningfully higher starting in the middle of March, and the Fund fully participated. During the six-month period, the Fund underperformed its benchmark during November and December, but bettered the benchmark for the balance of the period ended April 30th. Strong performance from Health Technology, Consumer Non-durables and Finance stocks drove the positive results. St. Jude Medical Inc., Apollo Group Inc., Xilinx, Inc., Bed Bath & Beyond Inc., and Guidant Corporation all posted very strong results as did Countrywide Financial Corp, Radian Group Inc., and eBay Inc.

-- We are encouraged by first quarter earnings results for the Fund and the market as a whole, and would note that earnings revisions for the S&P 500 looking out over the next 12 months are increasing for the first time in over two years.

-- If this trend continues it will be solid evidence that the outlook for equities is markedly improving and would occasion our shifting some of the Fund's more defensive holdings into more opportunistic companies that may be linked to a more robust recovery.

EQUITY SECTOR DIVERSIFICATION:
(AS OF APRIL 30, 2003)


(PIE CHART OMITTED)



                                       % OF NET
                                        ASSETS
------------------------------------------------
[ ] Electronic Technology                22.3%
[ ] Health Technology                    16.7%
[ ] Finance                              12.1%
[ ] Consumer Services                    11.3%
[ ] Retail Trade                         10.5%
[ ] Process Industries                    5.5%
[ ] Industrial Services                   5.4%
[ ] Consumer Services                     3.1%
[ ] Health Care                           2.5%



TOP 10 EQUITY HOLDINGS:                                              % OF NET
(AS OF APRIL 30, 2003)                                                ASSETS
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.                                               7.62%
OPERATES 407 SUPERSTORES IN 44 STATES, SELLING BETTER QUALITY
DOMESTIC MERCHANDISE AND HOME FURNISHINGS
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                                 5.81%
DEVELOPER AND MANUFACTURER OF GLOBAL DEFENSE, AERONAUTICS,
SPACE AND INFORMATION TECHNOLOGY PRODUCTS
--------------------------------------------------------------------------------
Praxair, Inc.                                                         5.50%
LARGEST SUPPLIER OF INDUSTRIAL GASES IN NORTH AND SOUTH AMERICA;
ALSO A MAJOR SUPPLIER OF METALLIC AND CERAMIC COATINGS, AND
DESIGNER OF CRYOGENIC/NON-CRYOGENIC SUPPLY SYSTEMS
--------------------------------------------------------------------------------
Nabors Industries, Ltd.                                               5.37%
PROVIDER OF CONTRACT OIL AND GAS DRILLING SERVICES, OILFIELD
TRANSPORTATION AND RELATED SERVICES
--------------------------------------------------------------------------------
Pfizer, Inc.                                                          5.27%
MAJOR PRODUCER OF PHARMACEUTICALS, HOSPITAL PRODUCTS, ANIMAL
HEALTH LINES, CONSUMER PRODUCTS AND SPECIALTY CHEMICALS/MINERALS
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                   5.15%
WORLDWIDE LEADER IN NETWORKING FOR THE INTERNET, PROVIDING
HARDWARE AND SOFTWARE NETWORKING SOLUTIONS
--------------------------------------------------------------------------------
Applied Materials, Inc.                                               4.74%
WORLDWIDE DEVELOPER AND MANUFACTURE OF SEMICONDUCTOR
WAFER FABRICATION EQUIPMENT AND RELATED SPARE PARTS
--------------------------------------------------------------------------------
Apollo Group, Inc.                                                    4.51%
LEADING PROVIDER OF HIGHER EDUCATIONAL PROGRAMS FOR WORKING ADULTS
--------------------------------------------------------------------------------
St. Jude Medical, Inc.                                                4.23%
DESIGNS, MANUFACTURES AND DISTRIBUTES CARDIOVASCULAR MEDICAL
DEVICES IN VARIOUS CARDIAC SURGERY MARKETS
--------------------------------------------------------------------------------
eBay, Inc.                                                            3.96%
PROVIDER OF AN INTERNET-BASED AUCTION THAT ENABLES
PERSON-TO-PERSON TRADING
--------------------------------------------------------------------------------


--------
Fund holdings are subject to change and are not recommendations to buy or sell any security.

                                                AVERAGE ANNUALIZED TOTAL RETURNS
                                                  PERIODS ENDED APRIL 30, 2003
                                                  ----------------------------
                                                                        SINCE
                                                        ONE YEAR      INCEPTION^
                                                        --------      ----------
     Provident Investment Counsel Twenty Fund I         (24.61%)       (31.21%)




--------
^ The Fund commenced operations on December 29, 1999.

   PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The indices mentioned are unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment.

   Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

OUTLOOK & STRATEGY

FOCUS ON COMPANY FUNDAMENTALS

Throughout the years, we have known that we can do little to control investors' responses to political or geopolitical events. Rather, we can only concentrate on trying to fully understand the outlook and potential for individual companies within our Funds. When events such as those that have unfolded in recent years occur we can only be patient, knowing that such events are transitory and that, on a longer-term horizon, earnings per share growth is the critical determinant to stock price appreciation.

It is important to remember that Provident's investment team focuses on bottom-up stock selection as the heart of the portfolio construction process. Our stock selection process concentrates on those companies with above average earnings growth that can sustain or accelerate their growth rates from current levels. We look for companies that are able to increase both their earnings growth rates as well as their revenues. That means that company-specific estimates must take into account the drivers of "TOP-LINE" revenue, such as their ability to sell more products and/or increase prices, that ultimately flows through to the "BOTTOM-LINE" earnings growth. Our analysis must also take into account the most likely outlook for general economic activity including levels of inflation, interest rates, demographic trends, and other broad considerations that would affect our investments. Finally, growth must be viewed from both an absolute and relative perspective. Three years ago it was not difficult to find companies growing their revenues and earnings at very high double-digit rates. Today, with a weak economic backdrop, those high growth rates have moved down. So in evaluating the current market environment, each company must measure up well with our overall investment strategy.

Looking out over the next 12 months, earnings estimate revisions for the S&P 500 Index are increasing for the first time in years. In some cases, earnings have been better than expected, giving us reason to remain optimistic about the equity markets. If this trend continues it will give us reason to believe the outlook for equities is markedly improving. This would allow us to continue our strategy of positioning the Funds into more opportunistic companies that we believe are linked to a more robust recovery. As the economy recovers and capital spending returns to normal, long-term investors should remain committed to stay with a well-diversified portfolio that takes into account your risk tolerance, but also is positioned to take advantage of the equity market recovery as it develops. We ask for your patience and continued commitment to the growth investment style, so that when growth is back in favor faster-growing companies may once again be a strong contributor to your overall investment plan.





                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

SCHEDULE OF INVESTMENTS at April 30, 2003 (Unaudited)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 89.3%
AEROSPACE & DEFENSE: 5.8%
20,100         Lockheed Martin Corp .............................    $ 1,006,005
                                                                     -----------

BIOTECHNOLOGY: 2.5%
 9,500         Gilead Sciences, Inc.* ...........................        438,330
                                                                     -----------

CHEMICALS/SPECIALTIES: 5.5%
16,400         Praxair, Inc. ....................................        952,512
                                                                     -----------

COMPUTER COMMUNICATIONS: 5.1%
59,300         Cisco Systems, Inc.* .............................        891,872
                                                                     -----------

CONTRACT DRILLING: 5.4%
23,700         Nabors Industries, Ltd.* .........................        929,040
                                                                     -----------

DEPARTMENT STORES: 2.9%
 8,700         Kohl's Corp.* ....................................        494,160
                                                                     -----------

ELECTRICAL PRODUCTS EQUIPMENT: 4.7%
56,200         Applied Materials, Inc.* .........................        820,520
                                                                     -----------

FINANCIAL SERVICES: 2.9%
 4,500         SLM Corp. ........................................        504,000
                                                                     -----------

INVESTMENT COMPANIES: 3.7%
 8,400         Goldman Sachs Group, Inc. ........................        637,560
                                                                     -----------

MEDIA CONGLOMERATES: 3.1%
12,200         Viacom, Inc. - Class B* ..........................        529,602
                                                                     -----------

MEDICAL SPECIALTIES: 8.0%
16,800         Guidant Corp. ....................................        655,032
13,950         St. Jude Medical, Inc.* ..........................        731,817
                                                                     -----------
                                                                       1,386,849
                                                                     -----------

MORTGAGE/LENDING SERVICES: 1.6%
 4,200         Countrywide Financial Corp. ......................        283,920
                                                                     -----------

OTHER CONSUMER SERVICES: 11.3%
14,400         Apollo Group, Inc.* ..............................        780,466
 7,400         eBay, Inc.* ......................................        686,498
10,400         Weight Watchers International, Inc.* .............        488,592
                                                                     -----------
                                                                       1,955,556
                                                                     -----------




    SHARES                                                              VALUE
--------------------------------------------------------------------------------
PHARMACEUTICAL - MAJOR: 5.3%
29,650         Pfizer, Inc. .....................................    $   911,737
                                                                     -----------

PHARMACEUTICAL - OTHER: 3.4%
12,500         Teva Pharmaceutical Industries ...................        583,750
                                                                     -----------

SEMICONDUCTORS: 3.6%
22,900         Xilinx, Inc.* ....................................        619,903
                                                                     -----------

SPECIALTY INSURANCE: 3.9%
16,800         Radian Group, Inc. ...............................        666,960
                                                                     -----------

SPECIALTY STORES: 7.6%
33,400         Bed Bath & Beyond, Inc.* .........................      1,319,634
                                                                     -----------

TELECOM EQUIPMENT: 3.0%
31,600         Nokia Corp. ......................................        523,612
                                                                     -----------

TOTAL COMMON STOCKS
(cost $14,442,745) ..............................................     15,455,522
                                                                     -----------


PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

MONEY MARKET INVESTMENTS: 9.4%

$814,877       BlackRock Provident Institutional Funds
                  - TempCash Portfolio ..........................    $   814,877
 814,877       BlackRock Provident Institutional Funds
                  - TempFund Portfolio ..........................        814,877
                                                                     -----------
                                                                       1,629,754
                                                                     -----------

TOTAL MONEY MARKET INVESTMENTS
(cost $1,629,754) ...............................................      1,629,754
                                                                     -----------

TOTAL INVESTMENTS IN SECURITIES
(cost $16,072,499): 98.7% .......................................     17,085,276
Other assets less liabilities: 1.3% .............................        229,516
                                                                     -----------

NET ASSETS: 100.0% ..............................................    $17,314,792
                                                                     ===========

* Non-income producing security.


See accompanying Notes to Financial Statements.





                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2003 (Unaudited)

ASSETS
Investment in Securities, at cost .............................    $ 16,072,499
                                                                   ============

Investment in Securities, at value ............................      17,085,276
Receivables:
Investment in Securities sold .................................         538,883
From Provident Investment Counsel, Inc. (Note 3) ..............             431
Dividends and interest ........................................           2,539
Prepaid expenses ..............................................           6,385
                                                                   ------------
Total assets ..................................................      17,633,514
                                                                   ------------

LIABILITIES

Payables:
Fund shares redeemed ..........................................         271,869
Shareholder servicing fees ....................................          11,750
Deferred trustees' compensation (Note 3) ......................           1,492
Accrued expenses ..............................................          33,611
                                                                   ------------
Total liabilities .............................................         318,722
                                                                   ------------

NET ASSETS ....................................................    $ 17,314,792
                                                                   ============

Number of shares issued and outstanding
  (unlimited number of shares authorized, $ .01 par value) ....       6,011,358
                                                                   ------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ......    $       2.88
                                                                   ============

COMPONENTS OF NET ASSETS

Paid-in capital ...............................................    $ 42,689,616
Accumulated net investment loss ...............................         (67,939)
Accumulated net realized loss on investments ..................     (26,319,662)
Net unrealized appreciation on investments ....................       1,012,777
                                                                   ------------
Net assets ....................................................    $ 17,314,792
                                                                   ============



See accompanying Notes to Financial Statements.




                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

STATEMENTS OF OPERATIONS For the Six Months Ended April 30, 2003 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $1,708) ..........      $    33,653
Interest .....................................................            2,899
                                                                    -----------
Total Income .................................................           36,552
                                                                    -----------

Expenses
Advisory fees (Note 3) .......................................           71,030
Administration fees (Note 3) .................................           19,836
Transfer agent fees ..........................................            9,468
Legal fees ...................................................            3,408
Reports to shareholders ......................................            3,374
Audit fees ...................................................            8,448
Registration expense .........................................            7,117
Trustee fees (Note 3) ........................................            4,132
Shareholder servicing fees (Note 4) ..........................           11,838
Custody fees .................................................            9,413
Fund accounting fees .........................................           32,135
Miscellaneous ................................................            1,169
                                                                    -----------
Total expenses ...............................................          181,368
Less: fees waived (Note 3) ...................................          (78,766)
                                                                    -----------
Net expenses .................................................          102,602
                                                                    -----------
NET INVESTMENT LOSS ..........................................          (66,050)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss on investments .............................       (1,821,678)
Net unrealized appreciation on investments ...................        2,693,427
                                                                    -----------
Net realized and unrealized gain on investments ..............          871,749
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........      $   805,699
                                                                    ===========

See accompanying Notes to Financial Statements.


                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

STATEMENTS OF CHANGES IN NET ASSETS
                                                            MAY 1, 2002
                                         SIX MONTHS ENDED     THROUGH           YEAR ENDED
                                         APRIL 30, 2003+  OCTOBER 31, 2002*   APRIL 30, 2001
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss ...................   $    (66,050)   $    (85,993)   $   (205,142)
Net realized loss on investments ......     (1,821,678)     (3,455,610)    (10,130,927)
Net unrealized appreciation
(depreciation) on investments .........      2,693,427      (2,573,482)      2,523,003
                                          ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS .............        805,699      (6,115,085)     (7,813,066)
                                          ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold .............      1,485,374       2,072,025       8,859,288
Cost of shares redeemed ...............     (1,043,750)     (1,992,337)     (5,593,190)
                                          ------------    ------------    ------------

Net increase in net assets resulting
from share transactions ...............        441,624          79,688       3,266,098
                                          ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS      1,247,323      (6,035,397)     (4,546,968)

NET ASSETS

Beginning of period ...................     16,067,469      22,102,866      26,649,834
                                          ------------    ------------    ------------
END OF PERIOD .........................   $ 17,314,792    $ 16,067,469    $ 22,102,866
                                          ============    ============    ============


ACCUMULATED NET INVESTMENT LOSS .......   $    (67,939)   $     (1,889)           --
                                          ============    ============    ============

CHANGE IN SHARES

Shares sold ...........................        571,470         711,854       2,325,328
Shares redeemed .......................       (391,380)       (673,555)     (1,447,216)
                                          ------------    ------------    ------------
NET INCREASE ..........................        180,090          38,299         878,112
                                          ============    ============    ============



+ Unaudited.
* The Fund changed its fiscal year end from April 30, to October 31.






See accompanying Notes to Financial Statements.


                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

                                         SIX MONTHS   MAY 1, 2002
                                           ENDED       THROUGH
                                          APRIL 30,  OCTOBER 31,  YEAR ENDED APRIL 30, PERIOD ENDED*
                                            2003+      2002***     2002         2001   APRIL 30, 2000
------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .   $    2.76   $    3.82   $     5.42  $     9.61  $   10.00
                                         ---------   ---------   ----------  ----------  ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........     --            (0.01)       (0.03)      (0.04)     (0.02)
Net realized and unrealized gain
(loss) on investments ................        0.12       (1.05)       (1.57)      (4.15)     (0.37)+++
                                         ---------   ---------   ----------  ----------  ---------
Total from investment operations .....        0.12       (1.06)       (1.60)      (4.19)     (0.39)
                                         ---------   ---------   ----------  ----------  ---------

Net asset value, end of period .......   $    2.88   $    2.76   $     3.82  $     5.42  $    9.61
                                         =========   =========   ==========  ==========  =========

Total return# ........................        4.35%^    (27.75%)^    (29.52%)    (43.60%)    (3.90%)^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) $       17.3    $   16.1    $    22.1   $    26.7   $   31.3

Ratio to average net assets
Expenses** ...........................        1.30%++    1.30%++       1.30%       1.30%      1.31%++
Net investment (loss) income .........       (0.84%)++  (0.95%)++      0.94%      (0.78%)    (0.57%)++

Portfolio turnover rate ..............       66%^        84%^        140%        137%        80%^



 +   Unaudited
++   Annualized.
^    Not Annualized.
*    Commenced operations on December 29, 1999.
# Total return would have been lower had certain expenses not been waived by the Advisor during the period.
+++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
**   Net of fees waived of 0.99%, 0.84%, 0.64%, 0.58%, 0.60% of average net assets, respectively.
***  The Fund changed its fiscal year end from April 30 to October 31.


See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

Provident Investment Counsel Twenty Fund I (the "Fund") is one of five series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end management investment company.

On April 1, 2002, the shareholders of the UAM: PIC Twenty Portfolio (the "Predecessor Fund"), a series of shares of UAM Funds Trust, entered into a tax-free reorganization pursuant to which they agreed to exchange their Predecessor Fund shares for shares of the newly created Fund series of the Trust. The Predecessor Fund is deemed to be the accounting survivor and, accordingly, the statement of operations and changes in net assets, and the financial highlights include the operations of the Predecessor Fund for periods prior to the reorganization.

The objective of the Fund is to seek long-term growth of capital through investing in approximately 15-30 stocks selected primarily from the stocks contained within the S&P/Barra Growth and Russell 1000 Growth Indices.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF SECURITIES. Equity securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Equity securities traded on NASDAQ are valued at NASDAQ Official Closing Price on the day of valuation. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued, and dividend income is recorded on the ex-dividend date. Bond discount and premium are amortized using the interest method.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC"), an indirect, wholly owned subsidiary of Old Mutual PLC, and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which agreements certain employees of these entities serve as officers of the Fund. PIC also provides management services necessary for the operations of the Fund and furnishes office facilities.

PIC receives from the Fund an investment advisory fee at the annual rate of 0.90% of its average daily net assets. In addition, PIC has undertaken to limit the expenses of the Fund to 1.30% of its average net assets.

For the period November 1, 2002 through April 30, 2003, PIC waived fees of $71,030 and reimbursed expenses of $7,736.

Pursuant to a contract with the Fund effective April 1, 2002, PIC has agreed to reimburse the Fund if the Fund's annual expense exceed 1.30% through March 1, 2012. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund, if within three subsequent years, the Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

At April 30, 2003, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Fund is $163,603, of which $9,398 may be recaptured no later than April 30, 2005, $75,439 may be recaptured no later than October 31, 2005 and $78,766 may be recaptured no later than October 31, 2006.

U.S. Bancorp receives for its services an administration fee at the annual rate of 0.10% of the average daily net assets subject to an annual minimum of $40,000. Fees paid to U.S. Bancorp for the six months ended April 30, 2003 were $19,836.

                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

Quasar Distributors, LLC. (the "Distributor") acts as the Fund's principal underwriter in continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

On June 18, 2002, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as Trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis. For the year ended October 31, 2002, the change in the value of the phantom account was unrealized depreciation of $2,397.

NOTE 4 - SHAREHOLDER SERVICE PLAN

The Fund pays the Advisor a monthly fee at an annual rate of up to 0.15% of its average daily net assets as compensation for the provision of shareholder services.

NOTE 5 - INVESTMENT TRANSACTIONS

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the six months ended April 30, 2003 were $10,298,935 and $10,762,228 respectively.

NOTE 6 - SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders was held at the offices of Provident Investment Counsel, Inc. on March 4, 2003 to ratify the appointment of Kevin E. Villani and William S. Anderson to the Board of Trustees, and to elect Thomas M. Mitchell as an additional Trustee to the Board of Trustees.

                                              For           Against    Abstained
                                              ---           -------    ---------
Ratify the Appointment of
Kevin E. Villani and William S. Anderson    19,740,819        2,326    2,835,340

Approval of the Election of
Thomas M. Mitchell                          19,731,402        2,326    2,844,756

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS


TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS-- PIC INVESTMENT TRUST AND PIC PORTFOLIOS
--------------------------------------------------------------------------------
WILLIAM S. ANDERSON, Trustee
THOMAS J. CONDON, Trustee
JETTIE M. EDWARDS, Trustee
RICHARD N. FRANK, Trustee
JAMES CLAYBURN LAFORCE, Trustee
WAYNE H. SMITH, Trustee
KEVIN E. VILLANI, Trustee
THOMAS M. MITCHELL, President and Trustee
AARON W.L. EUBANKS, SR., Vice President and Secretary
WILLIAM T. WARNICK, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PROVIDENT INVESTMENT COUNSEL
300 N.  Lake  Avenue
Pasadena,  CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP





WHY INVEST WITH PROVIDENT INVESTMENT COUNSEL?


COMMITMENT TO OUR SHAREHOLDERS
------------------------------
     o    Dedicated investment team managing your investments
     o    Focused on shareholder objectives and needs

PASSION FOR GROWTH INVESTING
----------------------------
     o    "Pure growth" philosophy and consistent investment style
     o "Multiple points of knowledge" provide intimate understanding of companies

UNIQUELY STRUCTURED INVESTMENT TEAMS
------------------------------------
     o    Significant number of professionals committed to growth philosophy
     o    Transparent process that "digs deep" into company fundamentals





--------------------------------------------------------------------------------

This semi-annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after June 30, 2003, this semi-annual report must be accompanied by performance updates for the most recent calendar quarter.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.


                         Dealer Services: (800) 385-4053

                      Shareholder Services: (800) 618-7643

                            Website: www.provnet.com

SEMI-ANNUAL REPORT
PERIOD ENDING APRIL 30, 2003

   PIC
PROVIDENT
INVESTMENT
 COUNSEL
EST. 1951

FAMILY OF GROWTH-ORIENTED MUTUAL FUNDS
SMALL CAP GROWTH FUND I


                                  GROWTH STOCK
                               LEADERS FOR A HALF
                                    CENTURY

www.provnet.com

CONTENTS

2       President's Letter
3       The U.S. Equity Investment Environment
4       Fund Review
6       Outlook & Strategy

THE FUND

7       Statement of Assets and Liabilities
8       Statement of Operations
9       Statements of Changes
        in Net Assets
10      Financial Highlights
11      Notes to Financial Statements
13      Statement of Net Assets

THE PORTFOLIO

17      Statement of Operations
18      Statements of Changes in Net Assets
18      Selected Ratio Data
19      Notes to Financial Statements

PRESIDENT'S LETTER

WELCOME

Thank you for choosing Provident Investment Counsel. If you are a new investor to our family of funds, we welcome you. For many years, we have managed portfolios for major institutions, public funds, endowments, foundations and individuals.

We are pleased to offer our style consistent growth strategies that allow our shareholders to invest a portion of their overall investment plan into a portfolio of high quality, rapid growing companies.

Once again, thank you for choosing Provident Investment Counsel.

DEAR FELLOW SHAREHOLDERS:

The last three years have been difficult pills to swallow for growth equity investors. We can pinpoint many reasons for the market's unusual volatility, including the decline in confidence in long-term growth rates of technology stocks, corporate accounting scandals, continued geopolitical risks and the strength of the economic recovery. There is no question the market's volatility has been astonishing and, understandably, many investors are dismayed by the drastic shifts we have experienced.

After three consecutive years of bear market performance, the past six months have been a welcome relief. During this war-impacted period, Provident Investment Counsel's Funds ended the six-month period in positive territory and the popular market averages enjoyed a meaningful gain. For the six-months ended April 30, 2003 the NASDAQ Over-the-Counter Composite Index was up 10%, the broader S&P 500 Index posted a 4% gain and the Dow Jones Industrial Average came in at 2%. We have seen some rallies in U.S. equities this year, however we cannot be certain if this short-term phenomenon represents a turning point for the U.S. Markets and particularly growth equities. As we anticipate the growth investment style returning to favor, we remain focused on our extensive research efforts to identify those category-leading companies that are positioned to fully participate in any sustainable upswing in the marketplace.

Thank you for your patience during this difficult period in the capital markets, and for your continued commitment to growth equity investing.

Cordially,

/S/ Thomas M. Mitchell
-------------------------------
President, PIC Investment Trust

April 30, 2003

THE U.S. EQUITY INVESTMENT ENVIRONMENT

The year 2002 will be remembered as one of the most difficult and painful in recent U.S. stock market history. Not since the period 1939-1941 have U.S. equities experienced three consecutive years of negative returns. During 2002, the market was tremendously rotational with companies and industries experiencing extreme volatility, and with stock price movements responding throughout the year, not so much to long-term fundamentals, but to short term non-market considerations. The poor investment environment was the combination of weaker than expected corporate profits exacerbated by numerous corporate accounting and governance scandals, investors' fears of terrorist activity, and the looming war with Iraq. Even though overall corporate earnings of the S&P 500 Index were up 5% for the year, the S&P 500 Index ended the year 2002 down significantly at -22%.

In the midst of the market volatility, we began 2003 with a positive outlook. As we started the year, corporate profits were recovering and balance sheets appeared stronger. Regulatory authorities and boards of directors were seriously addressing governance and accounting issues. More importantly, investor psychology seemed to be slowly improving. Similar to January 2003, the month of February 2003 was dominated by geo-political concerns, and daily market directions gyrated based upon the market perception of the Iraq situation. This impacted many industries including the oil and natural gas areas, which saw prices reaching new highs. However, despite the uncertainties that impacted stocks, we still saw solid growth prospects. We were encouraged by the earnings reports for the fourth quarter 2002 taking place in January and February 2003 as "visibility and tone" appeared to be improving.

In the week ended March 21, 2003 the broad stock market had its greatest one-week advance since 1982. In contrast to the months of January and February 2003, every U.S. equity asset class performed well in March 2003 as the question of whether we were going to war was answered. Performance for the first quarter 2003 finished on a positive note against an unstable macroeconomic backdrop. The emerging economic recovery, improving orders for capital goods, and better corporate cash flows were tempered by the uncertainty relating to the War in Iraq, rising energy prices, and a weak dollar. During this period growth stocks (as measured by the Russell 1000 Growth Index) outperformed value stocks (as measured by the Russell 1000 Value Index) as we believe investors began to focus on those companies that could grow earnings during the early stages of this economic recovery. The first quarter of 2003 proved to be quite encouraging as many U.S. growth companies unveiled better than expected revenue and earnings growth.

For the month of April 2003, better than expected corporate profits drove equity prices meaningfully higher. Early in the month the initial price advances were triggered by the quick success in the battle for Baghdad. However, as the month moved into first quarter earnings reporting season, the earnings news was much better than investors had been expecting and stock prices surged. At the six-month period ended April 30, 2003, all major market indices posted positive returns and we were encouraged that Provident Investment Counsel's Funds ended the period with positive average annual returns.(1)


Market Performance
                                        --------------------------------
                                        Calendar Year
                                           to Date           Six Months
                                        Ended 4/30/03      Ended 4/30/03
                                        -------------      -------------

S&P 500 Index                               4.83%               4.48%
NASDAQ Composite                            9.64%               10.12%
Dow Jones Industrial Average                2.39%               2.16%

Russell 1000 Growth Index                   6.25%               4.28%
Russell 1000 Value Index                    3.51%               5.25%

Russell Mid Cap Growth Index                6.79%               8.19%
Russell Mid Cap Value Index                 3.24%               7.13%

Russell 2000 Growth Index                   5.22%               7.68%
Russell 2000 Value Index                    3.94%               7.44%

                                                        Source: Lipper, Inc.



------------
(1) At net asset value (excluding the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares).

FUND REVIEW

PROVIDENT INVESTMENT COUNSEL'S

SMALL CAP GROWTH FUND I

Six Months Ending April 30, 2003

-- Provident Investment Counsel's Small Cap Growth Fund I (the "Fund") appreciated 3.59% for the six months ended April 30, 2003. During this period, the Fund's positive performance was due in large part to our good stock selection in the health care sector. Positions in Scios, Taro Pharmaceuticals, Martek Biosciences and K-V Pharmaceuticals were the largest contributors. These sector leaders continue to demonstrate solid fundamental performance within healthcare. We increased our weighting in the industrial area and ended the period equally weighted to the Russell 2000 Growth Index at 13%. Our strong stock selection in this area proved beneficial on and absolute and relative basis primarily from owning JB Hunt Transport Services, JetBlue Airways, and Apollo Group.

-- Information technology was also a positive sector on an absolute basis and up almost double digits for the six months. However, stock selection in the information technology hurt relative performance as the broader market across all of technology was up for the period, including those companies without earnings. Consumer discretionary and financial sectors accounted for the remainder of the Fund's relative shortfall during this period. The largest detractors in these areas were PEC Solutions, Titan Corp., GameStop Corp., Landry's Restaurants, Investors Financial, and Hilb Rogal & Hamilton.

-- Our current portfolio strategy continues to focus on category leading companies with earnings visibility. A change in the Fund's holdings was in information technology where we increased the weighting adding mostly in the computer and semiconductor areas as visibility of earnings has increased for selected companies.

Equity Sector Diversification: (as of April 30 2003)

TOP 10 EQUITY HOLDINGS:                                               % OF NET
(AS OF APRIL 30 2003)                                                  ASSETS

Taro Pharmaceuticals Industries                                         1.84%
An Israeli holding company engaged in manufacturing and marketing pharmaceuticals in Israel and North America
------------------------------------------------------------------------------
Digital Insight Corp.                                                   1.61%
Provider of real time internet banking services
------------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.                                    1.55%
Develops and manufactures power sources and certain
components used in implantable medical devices
------------------------------------------------------------------------------
Rare Hospitality International, Inc.                                    1.54%
Operates/franchises restaurants such as Bugaboo Creek Steak
House, Longhorn Steakhouse, and The Capital Grille
------------------------------------------------------------------------------
Scottish Annuity & Life Holdings Ltd.                                   1.34%
Provider of customized variable life insurance products to high net worth individuals and families
------------------------------------------------------------------------------
Fred's, Inc.                                                            1.25%
Operates 353 discount general merchandise stores in 11 states in the southeastern U.S.
------------------------------------------------------------------------------
Corporate Executive Board Co.                                           1.10%
Provides best practices research and analysis, focusing on
corporate strategy, operations and general management issues
------------------------------------------------------------------------------
Tekelec Corp.                                                           1.09%
Manufacturer of switching solutions and diagnostic systems
for communications networks
------------------------------------------------------------------------------
J.B. Hunt Transport Services, Inc.                                      1.07%
One of the largest transportation logistics providers in North
America that services retail, consumer goods, and manufacturing industries
------------------------------------------------------------------------------
Flir Systems, Inc.                                                      1.05%
Designer and manufacturer of thermal imaging and broadcast camera systems in government/commercial markets
------------------------------------------------------------------------------

                                                                % of Net
                                                                  Assets
                    ----------------------------------------------------
                    Information Technology                         31.8%
                    Health Care                                    19.4%
                    Consumer Discretionary                         15.9%
                    Industrial                                     13.5%
                    Financials                                      7.6%
                    Energy                                          4.6%
                    Telecommunication Services                      0.5%
                    Consumer Staples                                0.2%


Fund holdings are subject to change and are not recommendations to buy or sell any security.

                                               Average Annual Total Returns
                                               Periods Ended April 30, 2003
                                            ----------------------------------
                                                                      Since
                                             One Year   Five Year   Inception^
                                            ----------  ---------  -----------
            Small Cap Growth Fund I:        (21.66%)     (2.59%)     6.56%

----------------
^ The Fund commenced operations on September 30, 1993.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The indices mentioned are unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

OUTLOOK & STRATEGY

FOCUS ON COMPANY FUNDAMENTALS

Throughout the years, we have known that we can do little to control investors' responses to political or geopolitical events. Rather, we can only concentrate on trying to fully understand the outlook and potential for individual companies within our Funds. When events such as those that have unfolded in recent years occur we can only be patient, knowing that such events are transitory and that, on a longer-term horizon, earnings per share growth is the critical determinant to stock price appreciation.

It is important to remember that Provident's investment team focuses on bottom-up stock selection as the heart of the portfolio construction process. Our stock selection process concentrates on those companies with above average earnings growth that can sustain or accelerate their growth rates from current levels. We look for companies that are able to increase both their earnings growth rates as well as their revenues. That means that company-specific estimates must take into account the drivers of "top-line" revenue, such as their ability to sell more products and/or increase prices, that ultimately flows through to the "bottom-line" earnings growth. Our analysis must also take into account the most likely outlook for general economic activity including levels of inflation, interest rates, demographic trends, and other broad considerations that would affect our investments. Finally, growth must be viewed from both an absolute and relative perspective. Three years ago it was not difficult to find companies growing their revenues and earnings at very high double-digit rates. Today, with a weak economic backdrop, those high growth rates have moved down. So in evaluating the current market environment, each company must measure up well with our overall investment strategy.

Looking out over the next 12 months, earnings estimate revisions for the S&P 500 Index are increasing for the first time in years. In some cases, earnings have been better than expected, giving us reason to remain optimistic about the equity markets. If this trend continues it will give us reason to believe the outlook for equities is markedly improving. This would allow us to continue our strategy of positioning the Funds into more opportunistic companies that we believe are linked to a more robust recovery. As the economy recovers and capital spending returns to normal, long-term investors should remain committed to stay with a well-diversified portfolio that takes into account your risk tolerance, but also is positioned to take advantage of the equity market recovery as it develops. We ask for your patience and continued commitment to the growth investment style, so that when growth is back in favor faster-growing companies may once again be a strong contributor to your overall investment plan.

              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2003 (UNAUDITED)

ASSETS
Investment in Portfolio, at cost ....................................................................      $ 128,141,889
                                                                                                           =============
Investment in Portfolio, at value ...................................................................      $ 138,841,914
Receivables:
  From Provident Investment Counsel, Inc. (Note 3) ..................................................             14,377
Prepaid expenses ....................................................................................             11,019
                                                                                                           -------------
  Total assets ......................................................................................        138,867,310
                                                                                                           -------------
LIABILITIES

Deferred trustees' compensation (Note 3) ............................................................             31,588
Accrued expenses ....................................................................................             28,839
                                                                                                           -------------
  Total liabilities .................................................................................             60,427
                                                                                                           -------------

NET ASSETS

Applicable to shares of beneficial interest outstanding .............................................      $ 138,806,883
                                                                                                           =============

Shares of beneficial interest outstanding ...........................................................         12,663,601
                                                                                                           -------------

Net asset value, offering and redemption price per share ............................................      $       10.96
                                                                                                           =============
COMPONENTS OF NET ASSETS

Paid-in capital .....................................................................................      $ 206,217,679
Accumulated net investment loss .....................................................................           (586,616)
Accumulated net realized loss on investments ........................................................        (77,524,205)
Net unrealized appreciation on investments ..........................................................         10,700,025
                                                                                                           -------------
  Net assets ........................................................................................      $ 138,806,883
                                                                                                           =============

See accompanying Notes to Financial Statements.

              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

INVESTMENT INCOME
Net investment loss allocated from Portfolio
Dividends ......................................................................         $      64,370
Interest .......................................................................                38,897
Income from securities loaned - net ............................................                24,415
Expenses .......................................................................              (647,084)
                                                                                         -------------
  Net investment loss from Portfolio ...........................................              (519,402)
                                                                                         -------------
Fund Expenses
Administration fees (Note 3) ...................................................               134,260
Transfer agent fees ............................................................                18,139
Reports to shareholders ........................................................                 6,838
Registration expense ...........................................................                11,566
Legal fees .....................................................................                26,240
Audit fees .....................................................................                 7,400
Trustee fees (Note 3) ..........................................................                 4,186
Custody and accounting services fees ...........................................                 2,975
Miscellaneous ..................................................................                 3,387
                                                                                         -------------
  Total expenses ...............................................................               214,991
  Less: fees waived and expenses absorbed (Note 3) .............................              (214,991)
                                                                                         -------------
  Net expenses .................................................................                  --
                                                                                         -------------
    Net investment loss ........................................................              (519,402)
                                                                                         -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO

Net realized loss on investments ...............................................            (3,364,820)
Net unrealized appreciation on investments .....................................             8,453,502
                                                                                         -------------
  Net realized and unrealized gain on investments ..............................             5,088,682
                                                                                         -------------

  Net increase in net assets resulting from operations .........................         $   4,569,280
                                                                                         =============


See accompanying Notes to Financial Statements.

PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Six Months Ended          Year Ended
                                                                                 April 30, 2003+         October 31, 2002
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss .......................................................      $    (519,402)         $  (1,230,949)
  Net realized loss on investments ..........................................         (3,364,820)           (38,403,921)
  Net unrealized appreciation on investments ................................          8,453,502              7,149,824
                                                                                   -------------          -------------
     Net increase (decrease) in net assets resulting from operations ........          4,569,280            (32,485,046)
                                                                                   -------------          -------------
BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold .................................................         27,503,991             95,327,043
  Cost of shares redeemed ...................................................        (19,847,588)          (112,289,447)
                                                                                   -------------          -------------
    Net increase (decrease) in net assets
      resulting from share transactions .....................................          7,656,403            (16,962,404)
                                                                                   -------------          -------------

    Total increase (decrease) in net assets .................................         12,225,683            (49,447,450)
                                                                                   -------------          -------------
NET ASSETS
  Beginning of period .......................................................        126,581,200            176,028,650
                                                                                   -------------          -------------
  End of period .............................................................      $ 138,806,883          $ 126,581,200
                                                                                   =============          =============
  Accumulated net investment loss ...........................................      $    (586,616)         $     (67,214)
                                                                                   =============          =============
CHANGE IN SHARES
  Shares sold ...............................................................          2,609,278              7,713,443
  Shares redeemed ...........................................................         (1,913,129)            (9,055,585)
                                                                                   -------------          -------------
  Net increase (decrease) ...................................................            696,149             (1,342,142)
                                                                                   =============          =============
------------------
+ Unaudited.

See accompanying Notes to Financial Statements.

              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      Six Months Ended            Year Ended      October 31,
                                                       April 30, 2003+    2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ................   $   10.58      $   13.23   $   39.06    $   28.80    $   18.13   $   24.08
                                                        ---------      ---------   ---------    ---------    ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ...............................       (0.04)         (0.10)      (0.08)       (0.30)       (0.20)      (0.03)
  Net realized and unrealized gain (loss)
    on investments ..................................        0.42          (2.55)      (9.61)       12.24        10.87       (3.99)
                                                        ---------      ---------   ---------    ---------    ---------   ---------
Total from investment operations ....................        0.38          (2.65)      (9.69)       11.94        10.67       (4.02)
                                                        ---------      ---------   ---------    ---------    ---------   ---------
LESS DISTRIBUTIONS:
  From net realized gains ...........................         --             --       (16.14)       (1.68)         --        (1.93)
                                                        ---------      ---------   ---------    ---------    ---------   ---------
  Net asset value, end of period ....................   $   10.96      $   10.58   $   13.23    $   39.06    $   28.80   $   18.13
                                                        =========      =========   =========    =========    =========   =========
Total return ........................................        3.59%^       (20.03%)    (37.11%)      42.29%       58.85%     (17.85%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ................   $  138.8       $  126.6    $  176.0     $  239.5     $  218.0    $  141.2

RATIOS TO AVERAGE NET ASSETS:#++
  Expenses ..........................................        1.00%++        1.00%       1.00%        1.00%        1.00%       1.00%
  Net investment loss ...............................       (0.80%)++      (0.75%)     (0.59%)      (0.64%)      (0.79%)     (0.67%)


 + Unaudited.
++ Annualized.
   Not Annualized.
 # Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.38%, 0.36%, 0.26%, 0.25%, 0.27%,and 0.27%, respectively.

See accompanying Notes to Financial Statements.

              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

Provident Investment Counsel Small Cap Growth Fund I (the "Fund") is one of five series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests substantially all of its assets in the PIC Small Cap Portfolio (the "Portfolio"), a separate registered management investment company having the same investment objective as the Fund. The financial statements, including the portfolio of investments, of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation. The Fund reflects its investment in the Portfolio at its proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolio is discussed at Note 2A of the Portfolio's Notes to Financial Statements.

B. Investment Income and Dividends to Shareholders. The Fund earns income, net of the expenses of the Portfolio, daily on its investment in the Portfolio. All net investment income and realized and unrealized gains or losses on investments of the Portfolio are allocated pro-rata among the Fund and the other Holders of Interests in the Portfolio. Dividends, if any, are paid annually to shareholders of the Fund and recorded on the ex-dividend date.

C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC"), an indirect, wholly owned subsidiary of Old Mutual PLC, and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which certain employees of these entities serve as officers of the Trust and the Portfolio. PIC also provides management services necessary for the operations of the Trust and the Portfolio and furnishes office facilities. PIC receives a fee for its services to the Fund, at the rate of 0.20% of the average daily net assets of the Fund. U.S. Bancorp receives an annual administration fee for its services of $10,000.

Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2012, to the extent necessary so that the expenses of the Fund, including those expenses allocated from the Portfolio, do not exceed 1.00% of the Fund's average net assets. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund and Portfolio if, within three subsequent years, the Fund's or Portfolio's expenses are less than the limit agreed to by PIC. The amount of fees waived and expenses absorbed for the six months ended April 30, 2003 were $129,301 and $85,690, respectively.

At April 30, 2003, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Fund is $1,927,624. At April 30, 2003, the Advisor may recapture a portion of the above amounts no later then the dates as stated below:

                                       October 31,
                      ------------------------------------------
                         2003       2004      2005       2006
                      --------   --------   --------   ---------
                      $718,970   $507,868   $485,795   $214,991

Quasar Distributors, LLC (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of U.S. Bancorp. The Distributor received no commissions from sales or redemptions of Fund shares during the six months ended April 30, 2003.

              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis. For the six months ended April 30, 2003, the change in the value of the phantom share account included unrealized depreciation of $5,660.

NOTE 4 - INVESTMENT TRANSACTIONS

For the six months ended April 30, 2003, additions and reductions in the investment in the Portfolio aggregated $27,503,991 and $19,847,588, respectively.

At April 30, 2003, the Fund owned 64.3% of the total net assets of the Portfolio.

NOTE 5 - SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders was held at the offices of Provident Investment Counsel, Inc. on March 4, 2003 to ratify the appointment of Kevin E. Villani and William S. Anderson to the Board of Trustees, and to elect Thomas M. Mitchell as an additional Trustee to the Board of Trustees.

                                            For        Against      Abstained
                                        ----------   ----------    -----------
Ratify the Appointment of Kevin
E. Villani and William S. Anderson      19,740,819      2,326       2,835,340

Approval of the Election of Thomas
M. Mitchell                             19,731,402      2,326       2,844,756

                            PIC SMALL CAP PORTFOLIO

STATEMENT OF NET ASSETS AT APRIL 30, 2003 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS: 93.5%

AUTOMOBILES & COMPONENTS: 0.3%
     8,700   BorgWarner, Inc. ...................................    $  510,429

BANKS: 2.8%
     6,800   Bank of the Ozarks, Inc. ...........................    $  231,200
    45,386  BankUnited Financial Corp. - Class A* . .............       857,342
    40,204  Southwest Banc of Texas(1)* .........................     1,366,132
    62,932  UCBH Holdings, Inc.(1) ..............................     1,600,990
    26,772  Wintrust Financial Corp. ............................       813,869
                                                                    -----------
                                                                      4,869,533
                                                                    -----------
CAPITAL GOODS: 2.8%
    21,130  American Woodmark Corp. .............................     1,013,183
    27,700  Chicago Bridge & Iron Co. ...........................       554,000
    62,110  EDO Corp.* ..........................................     1,170,773
    67,600  MSC Industrial
             Direct Co., Inc. - Class A* ........................     1,250,600
    13,900  SI International, Inc.* .............................       135,803
    35,855  Veridian Corp.* .....................................       680,886
                                                                    -----------
                                                                      4,805,245
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES: 6.8%
    26,285  Corinthian Colleges, Inc.(1)* .......................     1,203,590
    46,171  Corporate Executive
             Board Co.(1)* ......................................     1,892,549
    45,352  CoStar Group, Inc.* .................................     1,009,536
    28,667  Education Mgmt. Corp.(1)* ...........................     1,399,523
    26,667  FTI Consulting, Inc.(1)* ............................     1,206,682
    74,900  Headwaters, Inc.* ...................................     1,228,360
    36,721  ITT Educational Services, Inc.* .....................     1,083,269
    76,386  PRG-Schultz
             International, Inc.(1)* ............................       487,343
    72,804  Resources Connection, Inc.(1)* ......................     1,587,127
     8,100  Strayer Education, Inc. .............................       526,824
                                                                    -----------
                                                                     11,624,803
                                                                    -----------
CONSUMER DURABLES & APPAREL: 1.2%
    69,200  Marvel Enterprises, Inc.* ...........................     1,165,328
    26,648  Quicksilver, Inc.* ..................................       868,725
                                                                    -----------
                                                                      2,034,053
                                                                    -----------
DIVERSIFIED FINANCIALS: 1.3%
    68,222  Investors Financial
             Services Corp.(1) ..................................     1,487,922
    17,621  Jefferies Group, Inc. ...............................       684,047
                                                                    -----------
                                                                      2,171,969
                                                                    -----------


Shares                                                                  Value
--------------------------------------------------------------------------------

ENERGY: 4.6%
    65,500  Cal Dive International, Inc.* .......................    $1,054,550
    63,600  Chesapeake Energy Corp. .............................       512,616
    47,517  Dril-Quip, Inc.*                                            730,811
   103,300  Key Energy
             Services Inc., COM* ................................     1,040,231
    49,100  Lone Star Technologies, Inc.* .......................     1,042,393
    85,558  Maverick Tube Corp.* ................................     1,522,077
    46,100  Premcor, Inc.* ......................................     1,027,569
    34,990  Tetra Technologies, Inc.* ...........................       930,734
                                                                    -----------
                                                                      7,860,981
                                                                    -----------
FOOD & STAPLES RETAILING: 0.2%
    31,966  Duane Reade, Inc.* ..................................       429,943
                                                                    -----------

HEALTH CARE EQUIPMENT & SERVICES: 7.8%
    19,200  eResearch Technology, Inc.(1)* ......................       572,160
    40,201  Icon PLC* ...........................................     1,041,206
    14,000  Mid Atlantic Medical
             Services, Inc.* ....................................       609,700
    53,622  Odyssey HealthCare, Inc.* ...........................     1,385,592
     9,800  Osteotech, Inc.* ....................................       102,508
    29,100  Pharmaceutical Product
            Development, Inc.* ..................................       761,547
    41,741  Priority Healthcare
             Corp. - Class B* ...................................       951,695
    29,800  Respironics, Inc.* ..................................     1,144,916
    28,819  SurModics, Inc.(1)* .................................     1,047,282
    69,799  United Surgical Partners* ...........................     1,293,375
    44,523  VCA Antech, Inc.* ...................................       747,497
    81,422  Wilson Greatbatch
             Technologies, Inc.* ................................     2,669,827
    32,239  Zoll Medical Corp.* .................................     1,041,320
                                                                    -----------
                                                                     13,368,625
                                                                    -----------
HOTELS RESTAURANTS & LEISURE: 4.2%
    41,300  Alliance Gaming Corporation* ........................       659,561
    24,087  California Pizza Kitchen, Inc.* .....................       485,594
    32,508  Landry's Restaurants, Inc. ..........................       607,900
    11,742  P.F. Chang's China
             Bistro, Inc.* ......................................       491,990
    32,991  Panera Bread Co. -
             Class A(1)* ........................................     1,122,684
    91,107  Rare Hospitality
             International, Inc.* ...............................     2,653,947
    52,792  Station Casinos, Inc.(1)* ...........................     1,140,835
                                                                    -----------
                                                                      7,162,511
                                                                    -----------

See accompanying Notes to Financial Statements.


PIC Small Cap Portfolio

STATEMENT OF NET ASSETS at April 30, 2003 (Unaudited) - (Continued)

Shares                                                                  Value
--------------------------------------------------------------------------------

INSURANCE: 3.5%
    54,320  HCC Insurance
             Holdings, Inc.(1) ..................................    $1,493,800
    29,500  Infinity Property
             & Casualty Corp. ...................................       622,450
    129,734 Scottish Annuity
             & Life Holdings Ltd. ...............................     2,296,292
    32,993  W.R. Berkely Corp. ..................................     1,532,195
                                                                    -----------
                                                                      5,944,737
                                                                    -----------
MEDIA: 1.2%
    43,603  Cumulus Media, Inc. - Class A* ......................       751,716
    18,715  Lin TV Corp.* .......................................       447,476
   108,963  Spanish Broadcasting
             System - Class A* ..................................       835,746
                                                                    -----------
                                                                      2,034,938
                                                                    -----------
PHARMACEUTICALS & BIOTECHNOLOGY: 11.6%
    53,326  Affymetrix, Inc.* ...................................       989,197
    70,600  Alkermes, Inc.(1)* ..................................       704,588
    47,700  American Pharmaceutical(1)* .........................     1,113,795
    61,380  Angiotech Pharmaceuticals, Inc.* ....................     1,468,210
    56,424  Chattem, Inc.* ......................................       771,316
    57,000  Digene Corp.* .......................................     1,083,570
    18,980  Eon Labs, Inc.* .....................................       581,547
    47,100  Gen-Probe, Inc.* ....................................     1,462,455
    52,400  Inspire Pharmaceuticals, Inc.* ......................       765,040
    70,218  K-V Pharmaceutical Co. - Class A(1)* ................     1,579,203
    43,823  Martek Biosciences Corp.* ...........................     1,491,297
    52,602  Medicines Company* ..................................     1,080,971
    25,459  Medicis Pharmaceutical Corp. - Class A(1)* ..........     1,467,457
    14,962  Neurocrine Biosciences, Inc.* .......................       677,030
    69,020  Taro Pharmaceuticals Industries* ....................     3,158,355
    34,626  Trimeris, Inc.(1)* ..................................     1,537,048
                                                                    -----------
                                                                     19,931,079
                                                                    -----------
RETAILING: 9.0%
    85,193  1-800-FLOWERS.COM, Inc.* ............................       650,875
    22,206  99 CENTS Only Stores, Inc.(1)* ......................       654,189
    56,458  Aaron Rents, Inc. ...................................     1,261,836
    19,700  Aeropostale* ........................................       354,600
    69,641  Carmax, Inc.* .......................................     1,472,907
    35,500  Claire's Stores, Inc. ...............................       922,645
    22,242  Cost Plus, Inc.* ....................................       683,497
    66,186  Fred's, Inc. ........................................     2,147,736
    55,049  Gamestop Corp. - Class A* ...........................       657,836
    52,500  Gymboree Corp.* .....................................       877,275


Shares                                                                  Value
--------------------------------------------------------------------------------

    71,966  Hollywood Entertainment
             Corp.(1)* ..........................................    $1,277,396
    54,839  Hot Topic, Inc.* ....................................     1,340,814
    48,639  Kirklands, Inc.* ....................................       729,585
    30,650  Tractor Supply Co.* .................................     1,298,027
    20,600  Tuesday Morning Corp.* ..............................       481,628
    20,800  Urban Outfitters, Inc.* .............................       620,256
                                                                    -----------
                                                                     15,431,102
                                                                    -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 8.3%
    86,770  ASM International, N.V.(1)* .........................     1,182,675
    39,700  ATMI, Inc.* .........................................       837,630
    143,342 ChipPAC, Inc.* ......................................       774,047
    55,500  Credence Systems Corp.* .............................       394,050
    59,802  Cree, Inc.(1)* ......................................     1,193,050
    18,521  Cymer, Inc.* ........................................       528,775
    47,200  Fairchild Semiconductor Corp.* ......................       560,264
    57,168  Integrated Circuit Systems, Inc.(1)* ................     1,241,689
    71,788  Integrated Device Technology, Inc.* .................       741,570
    50,000  International Rectifier Corp.* ......................     1,131,000
   159,893  Lattice Semiconductor Corp.* ........................     1,387,871
   125,000  LTX Corp.* ..........................................       843,750
    71,200  Micrel, Inc.* .......................................       833,752
    18,800  Microsemi Corp.* ....................................       220,524
   153,800  Pixelworks, Inc.* ...................................     1,145,810
    82,655  Semtech Corp.(1)* ...................................     1,314,214
                                                                    -----------
                                                                     14,330,671
                                                                    -----------
SOFTWARE & SERVICES: 10.9%
    30,000  Alliance Data Systems Corp.* ........................       630,000
    41,567  Anteon International Corp.* .........................       984,307
    69,800  Ask Jeeves, Inc.* ...................................       574,454
    56,400  Business Objects S.A. ADR(1)* .......................     1,225,572
    61,550  Cognizant Technology Solutions Corp.(1)* ............     1,105,438
    51,369  Cognos, Inc.* .......................................     1,394,155
   171,182  Digital Insight Corp.* ..............................     2,766,301
    31,200  Digital River, Inc.* ................................       521,664
    24,434  Documentum, Inc.* ...................................       449,341
    74,474  Filenet Corp.* ......................................     1,146,155
    57,039  J.D. Edwards & Co.* .................................       683,327
    40,600  j2 Global Communications, Inc.(1)* ..................     1,198,918
    90,200  Mentor Graphics Corp.* ..............................       939,884
    39,400  MicroStrategy, Inc.* ................................     1,084,682
    77,536  Serena Software, Inc.* ..............................     1,221,967
   146,006  Titan Corp.* ........................................     1,172,428
    39,300  United Online, Inc.(1)* .............................       878,748
    54,355  Websense, Inc.* .....................................       775,646
                                                                    -----------
                                                                     18,752,987
                                                                    -----------

See accompanying Notes to Financial Statements.

                            PIC SMALL CAP PORTFOLIO

Shares                                                                 Value
--------------------------------------------------------------------------------

TECHNOLOGY HARDWARE & EQUIPMENT: 12.6%
    30,000  ADTRAN, Inc.(1)* ....................................    $1,214,400
   120,200  ATI Technologies, Inc.* .............................       757,260
    25,500  Avid Technology, Inc.* ..............................       700,485
    31,000  Avocent Corp.* ......................................       918,220
    24,100  Benchmark Electronics, Inc.(1)* .....................       625,395
    54,600  Electronics for Imaging* ............................     1,048,320
    67,290  Emulex Corp.(1)* ....................................     1,378,772
    34,503  Flir Systems, Inc.* .................................     1,796,916
   103,250  Foundry Networks, Inc.* .............................     1,123,360
    26,600  Hutchinson Technology, Inc.(1)* .....................       628,824
   109,700  McData Corp.* .......................................     1,160,626
    16,300  National Instruments Corp.* .........................       522,904
    48,600  NetScreen Technologies, Inc.* .......................       985,608
   140,574  Pinnacle Systems, Inc.* .............................     1,328,424
    27,400  SafeNet, Inc.* ......................................       648,284
    68,400  Sandisk Corp.(1)* ...................................     1,655,280
    22,900  Stratasys, Inc.* ....................................       538,150
   174,305  Tekelec Corp.* ......................................     1,875,522
    46,800  Tollgrade Communications, Inc.* .....................       679,068
    27,800  Varian, Inc.* .......................................       878,758
   132,000  Western Digital Corp.(1)* ...........................     1,231,560
                                                                    -----------
                                                                     21,696,136
                                                                    -----------

Shares                                                                  Value
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES: 0.5%
    51,100  Boston Communications
            Group, Inc.* ........................................    $  924,399
                                                                    -----------
TRANSPORTATION: 3.9%
    39,700  Covenant Transport, Inc.* ...........................       724,882
    53,150  J.B. Hunt Transport Services, Inc.* .................     1,836,333
    52,850  Old Dominion Freight Line* ..........................     1,752,453
    42,500  Roadway Corp. .......................................     1,575,050
    29,300  UTI Worldwide, Inc. .................................       881,930
                                                                    -----------
                                                                      6,770,648
                                                                    -----------
TRANSPORTATION INFRASTRUCTURE: 0.0%
     4,701  Timco Aviation Services, Inc. .......................           893
    15,019  Timco Aviation Services, Inc. - Warrants ............             2
                                                                    -----------
                                                                            895
                                                                    -----------
TOTAL COMMON STOCKS
(cost $147,387,221) .............................................   160,655,684
                                                                    -----------

See accompanying Notes to Financial Statements.

PIC SMALL CAP PORTFOLIO

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 25.6%
MONEY MARKET INVESTMENTS: 6.6%
$5,610,462 BlackRock Provident
            Institutional Funds
            - TempCash Portfolio ................................   $ 5,610,462
5,610,462  BlackRock Provident
           Institutional Funds
           - TempFund Portfolio .................................     5,610,462
                                                                    -----------
                                                                     11,220,924
                                                                    -----------
SHORT-TERM CORPORATE NOTES: 7.1%
735,197   American Express,
          1.42%, 12/12/03(2) ....................................       735,197
2,109,362 American Express,
          1.34%, 1/27/04(2) .....................................     2,109,362
1,306,212 Bear Stearns Co.,
          1.37%, 1/16/04(2) .....................................     1,306,212
  503,950 Dresdner Bank,
          1.78%, 10/06/03(2) ....................................       503,950
1,357,482 Goldman Sachs & Co.,
          1.30%, 3/08/04(2) .....................................     1,357,482
2,203,020 Merrill Lynch,
          1.44%, 5/28/03(2) .....................................     2,203,020
  796,736 Morgan Stanley,
          1.33%, 7/16/03(2) .....................................       796,736
3,132,970 Morgan Stanley,
          1.34%, 10/22/03(2) ....................................     3,132,970
                                                                    -----------
                                                                     12,144,929
                                                                    -----------
COMMERCIAL PAPER: 2.2%
1,605,205 Concord Minute Maid,
          1.27%, 5/15/03(2) .....................................     1,605,205
1,990,511 Enterprise Capital,
          1.27%, 5/15/03(2) .....................................     1,990,511
  118,238 Lexington Park,
          1.27%, 5/22/03(2) .....................................       118,238
   91,713 Scaldis Capital,
          1.27%, 5/15/03(2) .....................................        91,713
                                                                    -----------
                                                                      3,805,667
                                                                    -----------
TIME DEPOSITS: 7.2%
11,494,039 Nordea Bank,
           1.36%, 5/1/03(2) .....................................    11,494,039
   878,935 KBC Bank NV,
           1.26%, 5/1/03(2) .....................................       878,935
                                                                    -----------
                                                                     12,372,974
                                                                    -----------

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------

Repurchase Agreement: 2.5%
4,355,697 UBS Securities, 1.26%, 5/1/03
(cost $4,355,697)(2)(3) .........................................    $4,355,697
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
(cost $43,900,191) ..............................................    43,900,191
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
(cost $191,287,412): 119.1% .....................................   204,555,875
                                                                    -----------


Shares                                                                  Value
--------------------------------------------------------------------------------

OTHER ASSETS: 1.4%
Receivables:
Securities sold .................................................     2,437,005
Shares of beneficial interests sold .............................        19,467
Dividends and interest ..........................................        21,965
Prepaid insurance ...............................................         3,659
Other assets ....................................................        12,673
                                                                    -----------
Total Other Assets ..............................................     2,494,769
                                                                    -----------

TOTAL ASSETS ....................................................   207,050,644
                                                                    -----------

LIABILITIES: (20.5%)
Payables:
Collateral for securities loaned (Note 4) .......................    32,679,266
Securities purchased ............................................     2,282,518
Due to Advisor (Note 3) .........................................       108,390
Shares of beneficial interests purchased ........................        34,350
Deferred trustees' compensation (Note 3) ........................        44,800
Accrued expenses ................................................        92,408
                                                                    -----------
Total Liabilities ...............................................    35,241,732
                                                                    -----------

NET ASSETS: 100.0% ..............................................  $171,808,912
                                                                    ===========
* Non-income producing security.

ADR - American Depository Receipt.
(1) This security or a portion of this security is out on loan at April 30, 2003. Total loaned securities had a market value of $31,685,625 at April 30, 2003.
(2) This security is purchased with cash proceeds from securities loaned.
(3) Collateralized by U.S. Government or U.S. Government Agency securities, U.S. Government Agency mortgage-backed securities, certificates of deposit or bankers' acceptances.


See accompanying Notes to Financial Statements.

PIC SMALL CAP PORTFOLIO

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

INVESTMENT INCOME

Income
  Dividends ....................................................   $     79,711
  Interest .....................................................         48,194
  Income from securities loaned - net ..........................         30,257
                                                                   ------------
     Total Income ..............................................        158,162
                                                                   ------------
Expenses
  Investment advisory fees (Note 3) ............................        642,144
  Administration fees (Note 3) .................................         80,268
  Custodian fees ...............................................         32,164
  Accounting services fees .....................................         38,536
  Audit fees ...................................................         12,397
  Trustee fees (Note 3) ........................................         10,811
  Legal fees ...................................................         36,026
  Insurance expense ............................................          5,587
  Miscellaneous ................................................          3,794
                                                                   ------------
    Total expenses .............................................        861,727
    Less: fees waived (Note 3) .................................        (59,047)
                                                                   ------------
    Net expenses ...............................................        802,680
                                                                   ------------
       Net investment loss .....................................       (644,518)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss on investments ...............................     (3,957,923)
Net unrealized appreciation on investments .....................     10,402,570
                                                                   ------------
   Net realized and unrealized loss on investments .............      6,444,647
                                                                   ------------

Net increase in net assets resulting from operations ...........   $  5,800,129
                                                                   ============
See accompanying Notes to Financial Statements.

                            PIC SMALL CAP PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    Six Months Ended          Year Ended
                                                                                    April 30, 2003+         October 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss ............................................................      $    (644,518)          $  (1,538,753)
Net realized loss on investments ...............................................         (3,957,923)            (48,144,240)
Net unrealized appreciation on investments .....................................         10,402,570               8,987,053
  Net increase (decrease) in net assets resulting from operations ..............          5,800,129             (40,695,940)
                                                                                      -------------           -------------
TRANSACTIONS IN INTERESTS:
Contributions by Holders .......................................................         67,001,481             254,778,756
Withdrawals by Holders .........................................................        (63,662,402)           (268,227,860)
                                                                                      -------------           -------------

Net increase (decrease) in net assets resulting
  from transactions in interests ...............................................          3,339,079             (13,449,104)
  Total increase (decrease) in net assets ......................................          9,139,208             (54,145,044)
                                                                                      -------------           -------------

NET ASSETS
Beginning of period ............................................................        162,669,704             216,814,748
                                                                                      -------------           -------------
End of period ..................................................................      $ 171,808,912           $ 162,669,704
                                                                                      =============           =============

SELECTED RATIO DATA

                                   Six Months Ended                       Year Ended October 31,
                                    April 30, 2003+        2002      2001      2000      1999     1998

--------------------------------------------------------------------------------------------------------
Ratios to average net assets:*
Expenses                                1.00%++            1.00%   1.00%     1.00%      1.00%    1.00%
Net investment loss                    (0.80%)++          (0.75%) (0.59%)   (0.64%)    (0.79%)  (0.68%)
Total return**                          3.59%^           (20.03%)    --        --         --       --
Portfolio Turnover Rate                52.16%^           100.71%  99.00%   143.39%     133.24%  81.75%

 + Unaudited.
++ Annualized.
 ^ Not Annualized.
 * Net of fees waived of 0.07%, 0.04%, 0.00%, 0.00%, 0.00% and 0.01% of average net assets, respectively.
** Required by the AICPA Audit and Accounting Guide for Investment Companies for periods beginning after December 15, 2000.

See accompanying Notes to Financial Statements.

PIC SMALL CAP PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - ORGANIZATION

PIC Small Cap Portfolio (the "Portfolio") was organized on March 22, 1993 as a separate trust under the laws of the State of New York. The beneficial interests in the Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolio is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The investment objective of the Portfolio is to achieve long term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Valuation of Securities. Equity securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Equity securities traded on NASDAQ are valued at NASDAQ Official Closing Price on the day of valuation. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

B. Federal Income Taxes. The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

C. Security Transactions, Dividend Income and Distributions. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued and dividend income is recorded on the ex-dividend date.

D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

E. Securities Loans. The Portfolio may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC"), an indirect, wholly owned subsidiary of Old Mutual PLC, and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which certain employees of these entities serve as officers of the Portfolio. PIC also provides management services necessary for the operations of the Portfolio and furnishes office facilities. U.S. Bancorp receives for its services an administration fee at the annual rate of 0.10% of average daily net assets of the Portfolio, subject to an annual minimum of $45,000.

PIC receives an investment advisory fee for its services to the Portfolio at the annual rate of 0.80% of its average daily net assets. PIC has voluntarily agreed to limit the expenses of the Portfolio to 1.00% of its average daily net assets. During the six months ended April 30, 2003, PIC waived fees of $59,047.

The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Portfolio if, within three subsequent years, the Portfolio's expenses are less than the limit agreed to by the Advisor. At April 30, 2003, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Portfolio is $150,878. The Advisor may recapture $91,831 of this amount no later than October 31, 2005 and $59,047 no later than October 31, 2006.

On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis. For the six months ended April 30, 2003, the change in the value of the phantom share account included unrealized depreciation of $16,987.

PIC SMALL CAP PORTFOLIO

NOTE 4 - INVESTMENT TRANSACTIONS

The Portfolio entered into a Securities Lending Agreement with PFPC Trust Company ("PFPC"). PFPC shall invest the cash collateral pursuant to investment guidelines set forth by the Portfolio, and may include commingled funds advised or otherwise serviced by PFPC or its affiliates and repurchase agreements with PFPC or its affiliates. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. PFPC has agreed to indemnify the Portfolio in the case of default of any securities borrowed.

At April 30, 2003, the Portfolio loaned equity securities having a fair value of $31,685,625 and received cash collateral of $32,679,266. The cash collateral is reinvested in short term securities and money market funds with interest rates ranging from 1.3% to 1.8% and maturity dates from 05/01/2003 through 03/08/2004.

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the six months ended April 30, 2003 were $80,041,813 and $80,370,937 respectively.

The cost of securities for federal income tax purposes was $158,608,145. The aggregate gross unrealized appreciation and depreciation of investment securities, based on their cost for federal income tax purposes, were as follows:

                Gross unrealized appreciation ....  $   22,624,603
                Gross unrealized depreciation ....      (9,356,139)
                                                    --------------
                Net unrealized appreciation ......  $   13,268,464
                                                    ==============

                      This page intentionally left blank.

PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS-- PIC INVESTMENT TRUST and PIC PORTFOLIOS
--------------------------------------------------------------------------------
William S. Anderson, Trustee
Thomas J. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Wayne H. Smith, Trustee
Kevin E. Villani, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Provident Investment Counsel
300 N. Lake Avenue Pasadena, CA 91101 (626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
Quasar Distributors, LLC
615 E. Michigan Street Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
Paul, Hastings, Janofsky & Walker, LLP

WHY INVEST WITH PROVIDENT INVESTMENT COUNSEL?

COMMITMENT TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
o Dedicated investment team managing your investments
o Focused on shareholder objectives and needs

PASSION FOR GROWTH INVESTING
--------------------------------------------------------------------------------
o "Pure growth" philosophy and consistent investment style
o "Multiple points of knowledge" provide intimate understanding of companies

UNIQUELY STRUCTURED INVESTMENT TEAMS
--------------------------------------------------------------------------------
o Significant number of professionals committed to growth philosophy
o Transparent process that "digs deep" into company fundamentals


--------------------------------------------------------------------------------
This semi-annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after June 30, 2003, this semi-annual report must be accompanied by performance updates for the most recent calendar quarter.

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.



                        Dealer Services: (800) 385-4053
                      Shareholder Services: (800) 618-7643
                            Website: www.provnet.com


                                                                         (06/03)

SEMI-ANNUAL REPORT
PERIOD ENDING APRIL 30, 2003


P   I   C
----------
PROVIDENT
----------
INVESTMENT
----------
COUNSEL
----------
Ext. 1951





                         FAMILY OF GROWTH-ORIENTED
                         MUTUAL FUNDS
                         |_| Mid Cap Fund B
                         |_| Small Company Growth Fund A







   GROWTH STOCK
LEADERS FOR A HALF
     CENTURY

 WWW.PROVNET.COM

CONTENTS

                       2              PRESIDENT'S LETTER
                       3              THE U.S. EQUITY INVESTMENT ENVIRONMENT
                       4              FUND REVIEW
                       8              OUTLOOK & STRATEGY
THE FUNDS              9              STATEMENTS OF ASSETS
                                      AND LIABILITIES
                       10             STATEMENTS OF OPERATIONS
                       11             STATEMENTS OF CHANGES
                                      IN NET ASSETS
                       12             FINANCIAL HIGHLIGHTS
                       14             NOTES TO FINANCIAL STATEMENTS
THE PORTFOLIOS         17             STATEMENT OF NET ASSETS
                       24             STATEMENTS OF OPERATIONS
                       25             STATEMENTS OF CHANGES
                                      IN NET ASSETS
                       26             SELECTED RATIO DATA
                       27             NOTES TO FINANCIAL STATEMENTS

PRESIDENT'S LETTER




WELCOME

Thank you for choosing Provident Investment Counsel. If you are a new investor to our family of funds, we welcome you. For many years, we have managed portfolios for major institutions, public funds, endowments, foundations and individuals.

We are pleased to offer our style consistent growth strategies that allow our shareholders to invest a portion of their overall investment plan into a portfolio of high quality, rapid growing companies.

Once again, thank you for choosing Provident Investment Counsel.



DEAR FELLOW SHAREHOLDERS:


The last three years have been difficult pills to swallow for growth equity investors. We can pinpoint many reasons for the market's unusual volatility, including the decline in confidence in long-term growth rates of technology stocks, corporate accounting scandals, continued geopolitical risks and the strength of the economic recovery. There is no question the market's volatility has been astonishing and, understandably, many investors are dismayed by the drastic shifts we have experienced.

After three consecutive years of bear market performance, the past six months have been a welcome relief. During this war-impacted period, Provident Investment Counsel's Funds ended the six-month period in positive territory and the popular market averages enjoyed a meaningful gain. For the six-months ended April 30, 2003 the NASDAQ Over-the-Counter Composite Index was up 10%, the broader S&P 500 Index posted a 4% gain and the Dow Jones Industrial Average came in at 2%. We have seen some rallies in U.S. equities this year, however we cannot be certain if this short-term phenomenon represents a turning point for the U.S. Markets and particularly growth equities. As we anticipate the growth investment style returning to favor, we remain focused on our extensive research efforts to identify those category-leading companies that are positioned to fully participate in any sustainable upswing in the marketplace.

Thank you for your patience during this difficult period in the capital markets, and for your continued commitment to growth equity investing.

                        Cordially,


                        THOMAS M. MITCHELL
                        ------------------
                        Thomas M. Mitchell
                        President, PIC Investment Trust
                        April 30, 2003

THE U.S. EQUITY INVESTMENT ENVIRONMENT

The year 2002 will be remembered as one of the most difficult and painful in recent U.S. stock market history. Not since the period 1939-1941 have U.S. equities experienced three consecutive years of negative returns. During 2002, the market was tremendously rotational with companies and industries experiencing extreme volatility, and with stock price movements responding throughout the year, not so much to long-term fundamentals, but to short term non-market considerations. The poor investment environment was the combination of weaker than expected corporate profits exacerbated by numerous corporate accounting and governance scandals, investors' fears of terrorist activity, and the looming war with Iraq. Even though overall corporate earnings of the S&P 500 Index were up 5% for the year, the S&P 500 Index ended the year 2002 down significantly at -22%.

In the midst of the market volatility, we began 2003 with a positive outlook. As we started the year, corporate profits were recovering and balance sheets appeared stronger. Regulatory authorities and boards of directors were seriously addressing governance and accounting issues. More importantly, investor psychology seemed to be slowly improving. Similar to January 2003, the month of February 2003 was dominated by geo-political concerns, and daily market directions gyrated based upon the market perception of the Iraq situation. This impacted many industries including the oil and natural gas areas, which saw prices reaching new highs. However, despite the uncertainties that impacted stocks, we still saw solid growth prospects. We were encouraged by the earnings reports for the fourth quarter 2002 taking place in January and February 2003 as "VISIBILITY AND TONE" appeared to be improving.

--------------------------------------------------------------------------------
                               MARKET PERFORMANCE

                                        ------------------------------
                                        CALENDAR YEAR
                                          TO DATE        SIX MONTHS
                                        ENDED 4/30/03   ENDED 4/30/03
                                        ------------------------------
S&P 500 Index                           4.83%              4.48%
NASDAQ Composite                        9.64%             10.12%
Dow Jones Industrial Average            2.39%              2.16%

RUSSELL 1000 GROWTH INDEX               6.25%              4.28%
Russell 1000 Value Index                3.51%              5.25%

RUSSELL MID CAP GROWTH INDEX            6.79%              8.19%
Russell Mid Cap Value Index             3.24%              7.13%

RUSSELL 2000 GROWTH INDEX               5.22%              7.68%
Russell 2000 Value Index                3.94%              7.44%

                                                  Source: Lipper, Inc.
--------------------------------------------------------------------------------

In the week ended March 21, 2003 the broad stock market had its greatest one-week advance since 1982. In contrast to the months of January and February 2003, every U.S. equity asset class performed well in March 2003 as the question of whether we were going to war was answered. Performance for the first quarter 2003 finished on a positive note against an unstable macroeconomic backdrop. The emerging economic recovery, improving orders for capital goods, and better corporate cash flows were tempered by the uncertainty relating to the War in Iraq, rising energy prices, and a weak dollar. During this period growth stocks (AS MEASURED BY THE RUSSELL 1000 GROWTH INDEX) outperformed value stocks (AS MEASURED BY THE RUSSELL 1000 VALUE INDEX) as we believe investors began to focus on those companies that could grow earnings during the early stages of this economic recovery. The first quarter of 2003 proved to be quite encouraging as many U.S. growth companies unveiled better than expected revenue and earnings growth.


For the month of April 2003, better than expected corporate profits drove equity prices meaningfully higher. Early in the month the initial price advances were triggered by the quick success in the battle for Baghdad. However, as the month moved into first quarter earnings reporting season, the earnings news was much better than investors had been expecting and stock prices surged. At the six-month period ended April 30, 2003, all major market indices posted positive returns and we were encouraged that Provident Investment Counsel's Funds ended the period with positive average annual returns.(1)


----------
(1) At net asset value (excluding the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares).

FUND REVIEW

PROVIDENT INVESTMENT COUNSEL'S
MID CAP FUND B
SIX MONTHS ENDING APRIL 30, 2003

-- PROVIDENT INVESTMENT COUNSEL'S MID CAP FUND B (THE "FUND") was up 5.60%(2) for the six-month period ended April 30, 2003. The Fund's strongest performance came from a variety of companies in the information technology sector. Specifically, the software and technology services holdings were strong performers, with the average position increasing over 34% since October 2002. Some the best performers in these areas include Yahoo! Inc. (INTERNET AND ONLINE CONTENT PROVIDER) and Cognos Inc. (COMPUTER SOFTWARE AND SERVICES). The Fund's semiconductor holdings also delivered strong results with the average position up over 20% over the past six months. Xilinx Inc. and Altera Corporation represented the best performing semiconductor companies in the Fund. Some other strong performers since October 2002 include Garmin Ltd. (SEARCH AND NAVIGATION EQUIPMENT), St. Jude Medical Inc. (MEDICAL EQUIPMENT), and Doral Financial Group (MORTGAGE BANKING).

-- Weak stock performance in the consumer discretionary sector was the primary detractor from returns over the past six months. The Fund's specialty retail holdings trailed the returns of the market. Michaels Stores Inc. (ARTS AND CRAFTS RETAILER), a stellar performer for the first three quarters of last year, and GameStop Corp. (VIDEO GAME RETAILER) both had a negative impact on performance. Underperformance in the health care sector also hurt the Fund's results. Accredo Health Inc. (HEALTH SERVICES), Affymetrix Inc. (GENETIC RESEARCH) and Millennium Pharmaceuticals, Inc. (PHARMACEUTICALS) represented the poorest performing health care positions over this period.

EQUITY SECTOR DIVERSIFICATION:
(AS OF APRIL 30, 2003)



(PIE CHART OMITTED)



                                        % OF NET
                                         ASSETS
------------------------------------------------
[ ] Information Technology                28.8%
[ ] Consumer Discretionary                23.3%
[ ] Health Care                           14.6%
[ ] Industrials                           12.8%
[ ] Financials                             7.9%
[ ] Energy                                 5.5%
[ ] Materials                              1.5%
[ ] Consumer Staples                       1.2%






TOP 10 EQUITY HOLDINGS:                                            % OF NET
(AS OF APRIL 30, 2003)                                              ASSETS
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.                                             2.67%
OPERATES 407 SUPERSTORES IN 44 STATES, SELLING BETTER QUALITY
DOMESTIC MERCHANDISE AND HOME FURNISHINGS
--------------------------------------------------------------------------------
Jabil Circuit, Inc.                                                 2.38%
DESIGNER AND MANUFACTURER OF ELECTRONIC CIRCUIT BOARDS AND
SYSTEMS IN THE COMMUNICATIONS, PERSONAL COMPUTER, PERIPHERALS,
CONSUMER AND AUTOMOTIVE MARKETS
--------------------------------------------------------------------------------
Harman International Industries, Inc.                               2.13%
WORLDWIDE MANUFACTURER OF HIGH-FIDELITY AUDIO PRODUCTS
TARGETED AT THE CONSUMER AND PROFESSIONAL AUDIO MARKETS
--------------------------------------------------------------------------------
Brinker International, Inc.                                         2.11%
PRINCIPALLY ENGAGED IN THE OWNERSHIP, OPERATION, DEVELOPMENT
AND FRANCHISING OF OVER 1,200 RESTAURANTS LOCATED IN 49 STATES
--------------------------------------------------------------------------------
Manpower, Inc.                                                      2.11%
WORLDWIDE PROVIDER OF A WIDE RANGE OF HUMAN RESOURCE
SERVICES AND WORKFORCE MANAGEMENT SOLUTIONS
--------------------------------------------------------------------------------
Caremark Rx, Inc.                                                   2.06%
PROVIDER OF PRESCRIPTION BENEFIT AND DISEASE MANAGEMENT
PROGRAMS AS WELL AS THERAPEUTIC SERVICES
--------------------------------------------------------------------------------
Adobe Systems, Inc.                                                 2.06%
PROVIDER OF GRAPHIC DESIGN, PUBLISHING AND IMAGING
SOFTWARE FOR WEB/PRINT PRODUCTION
--------------------------------------------------------------------------------
J.B. Hunt Transport Services, Inc.                                  2.03%
ONE OF THE LARGEST TRANSPORTATION LOGISTICS PROVIDERS IN
NORTH AMERICA THAT SERVICES RETAIL, CONSUMER GOODS,
AND MANUFACTURING INDUSTRIES
--------------------------------------------------------------------------------
Ryanair Holdings PLC-ADR                                            1.89%
PASSENGER AIRLINE SERVING SHORT-HAUL, POINT-TO-POINT ROUTES
PRIMARILY BETWEEN IRELAND AND THE UNITED KINGDOM
--------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                                         1.88%
PROVIDES PROPERTY CATASTROPHE REINSURANCE
TO INSURERS AND REINSURERS WORLDWIDE
--------------------------------------------------------------------------------
(2) At net asset value, assuming the reinvestment of all distributions.

                                              AVERAGE ANNUALIZED TOTAL RETURNS
                                                PERIODS ENDED APRIL 30, 2003
                                             ----------------------------------
                                              ONE                    SINCE
                                              YEAR                 INCEPTION^
                                             -------               ---------
Provident Investment Counsel Mid Cap
  Fund B (With Load)                         (25.87%)                 1.63%


^    The Fund commenced operations on March 31, 1999.

     PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The indices mentioned are unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment.

     Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

PROVIDENT INVESTMENT COUNSEL'S
SMALL COMPANY GROWTH FUND A
SIX MONTHS ENDING APRIL 30, 2003

-- PROVIDENT INVESTMENT COUNSEL'S SMALL COMPANY GROWTH FUND A (THE "FUND") appreciated 3.42%(3) for the six months ended April 30, 2003. During this period, the Fund's positive performance was due in large part to our good stock selection in the health care sector. Positions in Scios, Taro Pharmaceuticals, Martek Biosciences and K-V Pharmaceuticals were the largest contributors. These sector leaders continue to demonstrate solid fundamental performance within healthcare. We increased our weighting in the industrial area and ended the period equally weighted to the Russell 2000 Growth Index at roughly 13%. Our strong stock selection in this area proved beneficial on and absolute and relative basis primarily from owning JB Hunt Transport Services, JetBlue Airways, and Apollo Group.

-- Information technology was also a positive sector on an absolute basis and up almost double digits for the six months. However, stock selection in the information technology hurt relative performance as the broader market across all of technology was up for the period, including those companies without earnings. Consumer discretionary and financial sectors accounted for the remainder of the Fund's relative shortfall during this period. The largest detractors in these areas were PEC Solutions, Titan Corp., GameStop, Landry's Restaurants, Investors Financial, and Hilb Rogal & Hamilton.

-- Our current portfolio strategy continues to focus on category leading companies with earnings visibility. A change in the Fund's holdings was in information technology where we increased the weighting adding mostly in the computer and semiconductor areas as visibility of earnings has increased for selected companies.

EQUITY SECTOR DIVERSIFICATION:
(AS OF APRIL 30, 2003)


(PIE CHART OMITTED)




                                           % OF NET
                                            ASSETS
[ ] Information Technology                   31.8%
[ ] Health Care                              19.4%
[ ] Consumer Discretionary                   15.9%
[ ] Industrial                               13.5%
[ ] Financials                                7.6%
[ ] Energy                                    4.6%
[ ] Telecommunication Services                0.5%
[ ] Consumer Staples                          0.2%




TOP 10 EQUITY HOLDINGS: % OF NET
(AS OF APRIL 30, 2003)                                                ASSETS
--------------------------------------------------------------------------------
Taro Pharmaceuticals Industries                                       1.84%
AN ISRAELI HOLDING COMPANY ENGAGED IN MANUFACTURING AND
MARKETING PHARMACEUTICALS IN ISRAEL AND NORTH AMERICA
--------------------------------------------------------------------------------
Digital Insight Corp.                                                 1.61%
PROVIDER OF REAL TIME INTERNET BANKING SERVICES
--------------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.                                  1.55%
DEVELOPS AND MANUFACTURES POWER SOURCES AND CERTAIN COMPO-
NENTS USED IN IMPLANTABLE MEDICAL DEVICES
--------------------------------------------------------------------------------
Rare Hospitality International, Inc.                                  1.54%
OPERATES/FRANCHISES RESTAURANTS SUCH AS BUGABOO CREEK STEAK
HOUSE, LONGHORN STEAKHOUSE, AND THE CAPITAL GRILLE
--------------------------------------------------------------------------------
Scottish Annuity & Life Holdings Ltd.                                 1.34%
PROVIDER OF CUSTOMIZED VARIABLE LIFE INSURANCE PRODUCTS TO HIGH NET
WORTH INDIVIDUALS AND FAMILIES
--------------------------------------------------------------------------------
Fred's, Inc.                                                          1.25%
OPERATES 353 DISCOUNT GENERAL MERCHANDISE STORES IN 11 STATES IN
THE SOUTHEASTERN U.S.
--------------------------------------------------------------------------------
Corporate Executive Board Co.                                         1.10%
PROVIDES BEST PRACTICES RESEARCH AND ANALYSIS, FOCUSING ON CORPO-
RATE STRATEGY, OPERATIONS AND GENERAL MANAGEMENT ISSUES
--------------------------------------------------------------------------------
Tekelec Corp.                                                         1.09%
MANUFACTURER OF SWITCHING SOLUTIONS AND DIAGNOSTIC SYSTEMS FOR
COMMUNICATIONS NETWORKS
--------------------------------------------------------------------------------
J.B. Hunt Transport Services, Inc.                                    1.07%
ONE OF THE LARGEST TRANSPORTATION LOGISTICS PROVIDERS IN NORTH
AMERICA THAT SERVICES RETAIL, CONSUMER GOODS, AND MANUFACTURING
INDUSTRIES
--------------------------------------------------------------------------------
Flir Systems, Inc.                                                    1.05%
DESIGNER AND MANUFACTURER OF THERMAL IMAGING AND BROADCAST
CAMERA SYSTEMS IN GOVERNMENT/COMMERCIAL MARKETS
--------------------------------------------------------------------------------

(3) At net asset value, assuming the reinvestment of all distributions.

                                                AVERAGE ANNUALIZED TOTAL RETURNS
                                                  PERIODS ENDED APRIL 30, 2003
                                                --------------------------------
                                                    ONE       FIVE      SINCE
                                                    YEAR      YEARS   INCEPTION^
                                                    ----      -----   ---------
Provident Investment Counsel Small Company
  Growth A (With Load)                             (26.51%)  (3.87%)    (0.98%)

-----------
^    Fund A commenced operations on February 3, 1997.

     PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The indices mentioned are unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment.

     Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

OUTLOOK & STRATEGY

FOCUS ON COMPANY FUNDAMENTALS

Throughout the years, we have known that we can do little to control investors' responses to political or geopolitical events. Rather, we can only concentrate on trying to fully understand the outlook and potential for individual companies within our Funds. When events such as those that have unfolded in recent years occur we can only be patient, knowing that such events are transitory and that, on a longer-term horizon, earnings per share growth is the critical determinant to stock price appreciation.

It is important to remember that Provident's investment team focuses on bottom-up stock selection as the heart of the portfolio construction process. Our stock selection process concentrates on those companies with above average earnings growth that can sustain or accelerate their growth rates from current levels. We look for companies that are able to increase both their earnings growth rates as well as their revenues. That means that company-specific estimates must take into account the drivers of "TOP-LINE" revenue, such as their ability to sell more products and/or increase prices, that ultimately flows through to the "BOTTOM-LINE" earnings growth. Our analysis must also take into account the most likely outlook for general economic activity including levels of inflation, interest rates, demographic trends, and other broad considerations that would affect our investments. Finally, growth must be viewed from both an absolute and relative perspective. Three years ago it was not difficult to find companies growing their revenues and earnings at very high double-digit rates. Today, with a weak economic backdrop, those high growth rates have moved down. So in evaluating the current market environment, each company must measure up well with our overall investment strategy.

Looking out over the next 12 months, earnings estimate revisions for the S&P 500 Index are increasing for the first time in years. In some cases, earnings have been better than expected, giving us reason to remain optimistic about the equity markets. If this trend continues it will give us reason to believe the outlook for equities is markedly improving. This would allow us to continue our strategy of positioning the Funds into more opportunistic companies that we believe are linked to a more robust recovery. As the economy recovers and capital spending returns to normal, long-term investors should remain committed to stay with a well-diversified portfolio that takes into account your risk tolerance, but also is positioned to take advantage of the equity market recovery as it develops. We ask for your patience and continued commitment to the growth investment style, so that when growth is back in favor faster-growing companies may once again be a strong contributor to your overall investment plan.


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS


STATEMENTS OF ASSETS AND LIABILITIES at April 30, 2003 (Unaudited)
                                                                       SMALL COMPANY           MID CAP
                                                                       GROWTH FUND A            FUND B
---------------------------------------------------------------------------------------------------------
ASSETS

Investment in Portfolio, at cost     . . . . . . . . . . . . . . . . .  $ 30,426,961       $   2,754,408
                                                                        ============       =============

Investment in Portfolio, at value     . . . . . . . . . . . . . . . .   $ 32,966,815       $   2,870,453
Receivables:
Investment in Portfolio sold     . . . . . . . . . . . . . . . . . . .         1,538              66,427
Fund shares sold     . . . . . . . . . . . . . . . . . . . . . . . . .        19,467              --
From Provident Investment Counsel, Inc. (Notes 3 & 4)     . . . . . .          7,877               6,687
Prepaid expenses    . . . . . . . . . . . . . . . . . . . . . . . . .         10,779              --
                                                                        ------------       -------------
Total assets      . . . . . . . . . . . . . . . . . . . . . . . . . .     33,006,476           2,943,567
                                                                        ------------       -------------

LIABILITIES

Payables:
Investments in Portfolio purchased . . . . . . . . . . . . . . . . .          19,467              14,106
Fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . . .           1,538              66,427
Distribution fees (Note 4) . . . . . . . . . . . . . . . . . . . . .          23,811              --
Shareholder servicing fees (Note 4) . . . . . . . . . . . . . . . . .          3,867              25,869
Deferred trustees' compensation (Note 3) . . . . . . . . . . . . . .          16,208               7,268
Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . .          18,923              20,884
                                                                        ------------       -------------
Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . .         83,814             134,554
                                                                        ------------       -------------

NET ASSETS

Applicable to shares of beneficial interest outstanding . . . . . . .   $ 32,922,662       $   2,809,013
                                                                        ============       =============


Shares of beneficial interest outstanding . . . . . . . . . . . . . .      3,300,006             207,001
                                                                        ------------       -------------


NET ASSET VALUE PER SHARE . . . . . . . . . . . . . . . . . . . . . .   $       9.98       $       13.57
                                                                        ============       =============

MAXIMUM OFFERING PRICE PER SHARE
(NET ASSET VALUE DIVIDED BY 94.25% AND
     100% RESPECTIVELY) . . . . . . . . . . . . . . . . . . . . . .     $      10.59               13.57
                                                                        ============       =============

COMPONENTS OF NET ASSETS

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 54,066,203       $   6,257,920
Accumulated net investment loss . . . . . . . . . . . . . . . . . . .       (222,507)            (52,314)
Accumulated net realized loss on investments . . . . . . . . . . . . .   (23,460,889)         (3,512,638)
Net unrealized appreciation on investments . . . . . . . . . . . . . .     2,539,855             116,045
                                                                        ------------       -------------
Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 32,922,662       $   2,809,013
                                                                        ============       =============




See accompanying Notes to Financial Statements.



                                       PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended April 30, 2003 (Unaudited)

                                                                          SMALL COMPANY             MID CAP
                                                                          GROWTH FUND A              FUND B
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

NET INVESTMENT LOSS ALLOCATED FROM PORTFOLIO
Dividends (Net of foreign taxes of $0 and $48 respectively) . . . . .   $     16,009             $     2,777
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8,123                     556
Income from securities loaned - net . . . . . . . . . . . . . . . . .          5,724                     472
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (152,434)                (14,701)
                                                                        ------------             -----------
Net investment loss from Portfolio . . . . . . . . . . . . . . . . .        (122,578)                (10,896)
                                                                        ------------             -----------


FUND EXPENSES
Administration fees (Note 3) . . . . . . . . . . . . . . . . . . . .          37,962                  10,646
Distribution fees (Note 4) . . . . . . . . . . . . . . . . . . . . .          38,153                  10,243
Shareholder servicing fees (Note 4) . . . . . . . . . . . . . . . . .         22,892                   4,009
Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . .         15,469                  12,513
Professional and miscellaneous fees . . . . . . . . . . . . . . . . .          5,685                     464
Registration expense . . . . . . . . . . . . . . . . . . . . . . . .           6,297                   9,112
Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . .          4,898                   1,505
Custody and accounting services fees . . . . . . . . . . . . . . . .           2,975                   2,175
Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7,252                     654
Trustee fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . . .          4,186                   3,687
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,200                     652
                                                                        ------------             -----------
Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .         146,969                  55,660
Less: fees waived and expenses absorbed (Note 3) . . . . . . . . . .         (78,294)                (35,774)
                                                                        ------------             -----------
Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .          68,675                  19,886
                                                                        ------------             -----------
NET INVESTMENT LOSS . . . . . . . . . . . . . . . . . . . . . . . . .       (191,253)                (30,782)
                                                                        ------------             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO

Net realized loss on investments  . . . . . . . . . . . . . . . . . .       (585,794)               (356,380)
Net unrealized appreciation on investments  . . . . . . . . . . . . .      1,927,446                 536,347
                                                                        ------------             -----------
Net realized and unrealized gain on investments . . . . . . . . . . .      1,341,652                 179,967
                                                                        ------------             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . .  $  1,150,399            $    149,185
                                                                        ============            ============





See accompanying Notes to Financial Statements.


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
                                                                 SMALL COMPANY                         MID CAP
                                                                 GROWTH FUND A                         FUND B
                                                     ---------------------------------  ----------------------------------
                                                     SIX MONTHS ENDED     YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                                      APRIL 30, 2003+  OCTOBER 31, 2002  APRIL 30, 2003+  OCTOBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss ..............................   $    (191,253)   $    (480,336)   $     (30,782)   $    (100,649)
Net realized loss on investments .................        (585,794)      (9,503,710)        (356,380)        (374,317)
Net unrealized appreciation (depreciation)
on investments ...................................       1,927,446        1,798,810          536,347         (218,781)
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
resulting from operations ........................       1,150,399       (8,185,236)         149,185         (693,747)
                                                     -------------    -------------    -------------    -------------

BENEFICIAL INTEREST SHARE TRANSACTIONS

Proceeds from shares sold ........................      39,316,748      158,958,836           43,030          214,312
Cost of shares redeemed ..........................     (42,851,591)    (155,116,391)        (879,463)      (1,663,507)
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
resulting from share transactions ................      (3,534,843)       3,842,445         (836,433)      (1,449,195)
                                                     -------------    -------------    -------------    -------------


TOTAL DECREASE IN NET ASSETS .....................      (2,384,444)      (4,342,791)        (687,248)      (2,142,942)

NET ASSETS

Beginning of period ..............................      35,307,106       39,649,897        3,496,261        5,639,203
                                                     -------------    -------------    -------------    -------------
END OF PERIOD ....................................   $  32,922,662    $  35,307,106    $   2,809,013    $   3,496,261
                                                     =============    =============    =============    =============


ACCUMULATED NET INVESTMENT LOSS ..................   $    (222,507)   $     (31,254)   $     (52,314)   $     (21,532)
                                                     =============    =============    =============    =============

CHANGE IN SHARES


Shares sold .....................................       4,039,107       14,487,099            3,406           12,171
Shares redeemed .................................      (4,397,122)     (14,098,400)         (68,521)        (104,623)
                                                     -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) .........................        (358,015)         388,699          (65,115)         (92,452)
                                                     =============    =============    =============    =============



-----------
+ Unaudited.








See accompanying Notes to Financial Statements.


                                       PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
                                                                              SMALL COMPANY GROWTH FUND A
                                                                 ------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                          YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------
                                                APRIL 30, 2003+     2002     2001        2000       1999        1998
-----------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ............   $    9.65   $   12.13  $   19.38  $   13.55   $    8.50  $   10.42
                                                    ---------   ---------  ---------  ---------   ---------  ---------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss) ....................       (0.06)      (0.13)     (0.15)      0.10++     (0.30)     (0.12)
Net realized and unrealized gain
(loss) on investments ...........................        0.39       (2.35)     (7.10)      5.73        5.35      (1.80)
                                                    ---------   ---------  ---------  ---------   ---------  ---------
Total from investment operations ................        0.33       (2.48)     (7.25)      5.83        5.05      (1.92)
                                                    ---------   ---------  ---------  ---------   ---------  ---------
Net asset value, end of period ..................   $    9.98   $    9.65  $   12.13  $   19.38   $   13.55  $    8.50
                                                    =========   =========  =========  =========   =========  =========

Total return ....................................        3.42%^    (20.45%)   (37.41%)    43.03%      59.41%    (18.43%)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (millions)  ...........   $   32.9    $   35.3   $   39.6   $   59.5    $    0.9   $    2.7

RATIOS TO AVERAGE NET ASSETS:#++

Expenses ........................................        1.45%++     1.45%      1.45%      1.45%       1.55%      1.55%
Net investment loss .............................       (1.25%)++   (1.20%)    (1.04%)    (0.93%)     (1.35%)    (1.23%)




---------
 +  Unaudited.
++  Annualized.
 ^  Not annualized.
 # Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
+++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.51%, 0.41%, 0.36%, 0.43%, 5.85% and 2.78%, respectively.
++++Per share numbers have been calculated using the average shares method.




See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS


FINANCIAL HIGHLIGHTS For a share outstanding throughout each period


                                                                                MID CAP FUND B
                                              -----------------------------------------------------------------------
                                                 SIX MONTHS           YEAR ENDED OCTOBER 31,          MARCH 31, 1999*
                                                   ENDED         -------------------------------          THROUGH
                                               APRIL 30, 2003+   2002          2001         2000     OCTOBER 31, 1999
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........   $   12.85   $   15.47     $   30.42     $   15.60     $   13.03
                                                  ---------   ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss) ..................        0.15       (0.37)        (0.36)        (0.31)        (0.02)
Net realized and unrealized gain
(loss) on investments .........................        0.57       (2.25)       (13.37)        15.13          2.59
                                                  ---------   ---------     ---------     ---------     ---------
Total from investment operations ..............        0.72       (2.62)       (13.73)        14.82          2.57
                                                  ---------   ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS:

From net realized gain ........................     --          --              (1.22)      --            --
                                                  ---------   ---------     ---------     ---------     ---------
Net asset value, end of period ................   $   13.57   $   12.85     $   15.47     $   30.42     $   15.60
                                                  =========   =========     =========     =========     =========

Total return ..................................        5.60%^    (16.94%)      (46.85%)       95.00%        19.72%^

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (millions) ..........   $     2.8    $    3.5      $    5.6     $     9.4     $     0.7

RATIOS TO AVERAGE NET ASSETS:#++

Expenses ......................................        2.14%++     2.14%         2.14%         2.14%         2.14%++
Net investment loss ...........................       (1.92%)++   (1.99%)       (1.79%)       (1.76%)       (1.69%)++



--------------

  + Unaudited.
  * Commencement of operations.
 ++ Annualized.
  ^ Not annualized.
  # Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
+++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 2.23%, 1.89%, 1.39%, 1.61% and 95.73%, respectively.


See accompanying Notes to Financial Statements.


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

PIC Investment Trust (the "Trust") was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. The Trust currently offers five separate series: Provident Investment Counsel Growth Fund I, Provident Investment Counsel Small Company Growth Fund A, Provident Investment Counsel Small Cap Growth Fund I, Provident Investment Counsel Mid Cap Fund B, and Provident Investment Counsel Twenty Fund I (each a "Fund" and collectively the "Funds"). Each Fund (except Provident Investment Counsel Twenty Fund I) invests substantially all of its assets in the respective Portfolio, a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. The financial statements, including the portfolio of investments, of the Provident Investment Counsel Growth Fund I, Provident Investment Counsel Small Cap Growth Fund I and Provident Investment Counsel Twenty Fund I are in separate reports.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. INVESTMENT VALUATION. The Funds reflect their investments in the respective Portfolio at their proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolios is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

     B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Funds earn income, net of the expenses of the Portfolios, daily on their investments in the Portfolios. All net investment income and realized and unrealized gains or losses on investments of the Portfolios are allocated pro-rata among the Funds and the other Holders of Interests in the Portfolios. Dividends, if any, are paid annually to shareholders of the Funds and recorded on the ex-dividend date.

     C. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC"), an indirect, wholly owned subsidiary of Old Mutual PLC, and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which agreements certain employees of these entities serve as officers of the Trust and the Portfolios. PIC also provides management services necessary for the operations of the Trust and the Portfolios and furnishes office facilities. PIC receives a fee for its services to the Funds at the rate of 0.20% of the average daily net assets of the Funds. U.S. Bancorp receives an annual administration fee for its services of $15,000 from each of the Funds.

PIC has voluntarily agreed to limit the Funds' expenses, including those expenses allocated from the Portfolios, to the following levels:

     Provident Investment Counsel Small Company Growth Fund A ........... 1.45%
     Provident Investment Counsel Mid Cap Fund B ........................ 2.14%

The percentages are based on the Funds' average daily net assets.

Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2012. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds and Portfolios if, within three subsequent years, a Fund or Portfolio's expenses are less than the limit agreed to by PIC.

Fees waived and expenses absorbed by PIC for the six months ended April 30, 2003 were as follows:
                                                            WAIVED     EXPENSES
                                                             FEES      ABSORBED
                                                             ----      --------
     Provident Investment Counsel Small Company
          Growth Fund A                                      $30,523    $47,771
     Provident Investment Counsel Mid Cap Fund B               3,207     32,567

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

At April 30, 2003, the amount available for reimbursement that has been paid and/or waived by PIC on behalf of the Funds are as follows:

     Provident Investment Counsel Small Company Growth Fund A . . . . . $536,708
     Provident Investment Counsel Mid Cap Fund B . . . . . . . . . . .   262,473

At April 30, 2003, PIC may recapture a portion of the above amounts no later than the dates as stated below:

                                                                                      OCTOBER 31,
                                                                          2003        2004         2005         2006
                                                                          ----        ----         ----         ----
     Provident Investment Counsel Small Company Growth Fund A . . . . . $139,607    $169,249     $149,558      $78,294
     Provident Investment Counsel Mid Cap Fund B . . . . . . . . . . .    73,392      81,430       71,877       35,774

Quasar Distributors, LLC (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of U.S. Bancorp. The Distributor received commissions from sales or redemptions of fund shares during the six months ended April 30, 2003 as follows:

     Provident Investment Counsel Small Company Growth Fund A . . . . . . . $106
     Provident Investment Counsel Mid Cap Fund B . . . . . . . . . . . . .     0

On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Funds recognize as Trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.

For the six months ended April 30, 2003, the change in the value of the phantom share account included unrealized appreciation as follows:

                                                                     UNREALIZED
                                                                    APPRECIATION

     Provident Investment Counsel Small Company Growth Fund A . . . .  $5,314
     Provident Investment Counsel Mid Cap Fund B . . . . . . . . . .    2,343

NOTE 4 - DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Trust, on behalf of the Small Company Growth A Fund, has approved a Distribution Plan (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan provides that each A Fund will pay a fee to PIC (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund's average daily net assets as reimbursement for expenses incurred on distribution related activities. There were no unreimbursed expenses as of April 30, 2003.

Additionally, the Trust, on behalf of the Mid Cap B Fund, has approved a Distribution Plan (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan provides that the Fund will pay a fee to the Distributor or, at the Distributor's direction, to a third party at an annual rate of up to 0.75% of the Fund's average daily net assets as compensation for acting as principal distributor.

Pursuant to a Shareholder Services Plan, the Small Company Growth A Fund pays the Advisor a monthly fee at an annual rate of up to 0.15% of its average daily net assets as compensation for the provision of shareholder services.

Additionally, pursuant to the Shareholder Services Plan, the Mid Cap B Fund pays the Advisor a monthly fee at an annual rate of 0.25% of its average daily net assets as compensation for the provision of shareholder services.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

NOTE 5 - INVESTMENT TRANSACTIONS

Additions and reductions in the investments in the respective Portfolios for the six months ended April 30, 2003 were as follows:

                                                       ADDITIONS     REDUCTIONS
                                                       ---------     ----------
     Provident Investment Counsel Small Company
          Growth Fund A . . . . . . . . . . . . . . . .$39,316,748   $42,851,591
     Provident Investment Counsel Mid Cap Fund B  . . .     43,029       879,462

As of April 30, 2003 the Funds owned the following percentages of the Portfolios listed below:

     Provident Investment Counsel Small
          Company Growth Fund A . . . . . . . . 35.7% of PIC Small Cap Portfolio
     Provident Investment Counsel
          Mid Cap Fund B . . . . . . . . . . . . 100.0% of PIC Mid Cap Portfolio

NOTE 6 - SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders was held at the offices of Provident Investment Counsel, Inc. on March 4, 2003 to ratify the appointment of Kevin E. Villani and William S. Anderson to the Board of Trustees, and to elect Thomas M. Mitchell as an additional Trustee to the Board of Trustees.

                                                                    FOR         AGAINST     ABSTAINED
                                                                    ---         -------     ---------
Ratify the Appointment of Kevin E. Villani
     and William S. Anderson                 . . . . . . . . . .  19,740,819      2,326      2,835,340
Approval of the Election of Thomas M. Mitchell . . . . . . . . .  19,731,402      2,326      2,844,756



                              PIC MID CAP PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2003 (Unaudited)

SHARES                                                                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 95.6%
AEROSPACE & DEFENSE: 1.3%
       723   Alliant Techsystems, Inc.* ...........................   $   38,840
                                                                      ----------

AIR FREIGHT & LOGISTICS: 3.1%
     1,020   CNF, Inc. ............................................       30,947
     1,690   J.B. Hunt Transport
               Services, Inc.* ....................................       58,389
                                                                      ----------
                                                                          89,336
                                                                      ----------
AIRLINES: 3.2%
     1,215   JetBlue Airways Corp.* ...............................       38,187
                                                                      ----------

     1,365   Ryanair Holdings PLC-ADR(1)* .........................       54,150
                                                                      ----------
                                                                          92,337
                                                                      ----------
BIOTECHNOLOGY: 1.0%
       810   Medimmune, Inc.* .....................................       28,569
                                                                      ----------

CHEMICALS: 1.5%
       750   Praxair, Inc. ........................................       43,560
                                                                      ----------

COMMERCIAL SERVICES & SUPPLIES: 5.2%
       692   Apollo Group, Inc.* ..................................       37,506
       355   Hewitt Associates, Inc.* .............................        9,837
     1,840   Manpower, Inc. .......................................       60,499
     1,030   Stericycle, Inc.(1)* .................................       40,469
                                                                      ----------
                                                                         148,311
                                                                      ----------
COMMUNICATIONS EQUIPMENT: 1.3%
     1,770   Utstarcom, Inc.(1)* ..................................       38,535
                                                                      ----------

COMPUTERS & PERIPHERALS: 3.2%
     3,890   Network Appliance, Inc.(1)* ..........................       51,659
     1,610   Sandisk Corp.(1)* ....................................       38,962
                                                                      ----------
                                                                          90,621
                                                                      ----------
CONSUMER FINANCE: 1.1%
       275   SLM Corp. ............................................       30,800
                                                                      ----------

ELECTRONIC EQUIPMENT & INSTRUMENTS: 4.2%
     3,661   Jabil Circuit, Inc.(1)* ..............................       68,461
     1,640   National Instruments Corp.* ..........................       52,611
                                                                      ----------
                                                                         121,072
                                                                      ----------
ENERGY EQUIPMENT & SERVICES: 4.5%
     1,360   BJ Services Company* .................................       49,654
     1,335   Ensco International, Inc. ............................       33,909
     1,140   Nabors Industries, Ltd.(1)* ..........................       44,688
                                                                      ----------
                                                                         128,251
                                                                      ----------
FOOD PRODUCTS: 1.2%
     1,220   Bunge Limited ........................................       34,172
                                                                      ----------

HEALTH CARE EQUIPMENT & SUPPLIES: 4.9%
     1,390   Biomet, Inc. .........................................       42,339
       620   Boston Scientific Corp.* .............................       26,691
       770   Guidant Corp. ........................................       30,022
       790   St. Jude Medical, Inc.* ..............................       41,443
                                                                      ----------
                                                                         140,495
                                                                      ----------



   SHARES                                                               VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES: 4.0%
     2,970   Caremark Rx, Inc.(1)* ................................   $   59,133
     1,050   First Health Group Corp.(1)* .........................       26,302
       750   Patterson Dental Company* ............................       30,127
                                                                      ----------
                                                                         115,562
                                                                      ----------
HOTELS RESTAURANTS & LEISURE: 3.8%
     1,910   Brinker International, Inc.* .........................       60,642
       555   Cheesecake Factory, Inc.(1)* .........................       17,532
       350   International Game Technology(1)* ....................       30,205
                                                                      ----------
                                                                         108,379
                                                                      ----------
HOUSEHOLD DURABLES: 3.3%
       760   Garmin Ltd.* .........................................       32,209
       920   Harman International Industries, Inc. ................       61,263
                                                                      ----------
                                                                          93,472
                                                                      ----------
INSURANCE: 1.9%
     1,220   RenaissanceRe Holdings Ltd.(1) .......................       54,034
                                                                      ----------

INTERNET SOFTWARE & SERVICES: 2.4%
       500   Expedia, Inc.* .......................................       28,895
     1,670   Yahoo!, Inc.* ........................................       41,383
                                                                      ----------
                                                                          70,278
                                                                      ----------
IT SERVICES: 3.4%
     1,110   Affiliated Computer Services, Inc. - Class A* ........       52,947
     1,110   Iron Mountain, Inc.* .................................       44,233
                                                                      ----------
                                                                          97,180
                                                                      ----------
MEDIA: 5.3%
     2,290   Cablevision Systems Corp.(1)* ........................       51,342
     1,685   COX Radio, Inc. - Class A(1)* ........................       38,435
       840   Lamar Advertising Company - Class A* .................       30,173
     1,080   Univision Communications, Inc. - Class A(1)* .........       32,702
                                                                      ----------
                                                                         152,652
                                                                      ----------
MULTILINE RETAIL: 2.6%
     1,632   Dollar Tree Stores, Inc.* ............................       41,534
     1,000   Family Dollar Stores, Inc. ...........................       34,190
                                                                      ----------
                                                                          75,724
                                                                      ----------
OIL & GAS: 1.0%
     1,483   XTO Energy, Inc. .....................................       28,919
                                                                      ----------

PHARMACEUTICALS: 4.7%
       915   Barr Laboratories, Inc.* .............................       50,874
     1,095   Mylan Laboratories ...................................       30,956
     1,150   Teva Pharmaceutical Industries Ltd. ADR(1) ...........       53,705
                                                                      ----------
                                                                         135,535
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 8.5%
     3,270   Altera Corp.* ........................................       51,699
     1,430   Cree, Inc.(1)* .......................................       28,529
     2,490   Intersil Corp. - Class A* ............................       46,065



See accompanying Notes to Financial Statements.



                                                                              17



                             PIC MID CAP PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2003 (Unaudited) - (Continued)


   SHARES                                                                VALUE
--------------------------------------------------------------------------------
       680   Maxim Integrated Products ............................   $   26,717
     1,090   Novellus Systems, Inc.(1)* ...........................       30,564
       670   QLogic Corp.(1)* .....................................       29,473
     1,110   Xilinx, Inc.(1)* .....................................       30,048
                                                                      ----------
                                                                         243,095
                                                                      ----------
SOFTWARE: 5.8%
     1,710   Adobe Systems, Inc.(1) ...............................       59,098
     1,700   Amdocs, Ltd.* ........................................       30,022
     1,440   Cognos, Inc.* ........................................       39,082
     1,120   Mercury Interactive Corp.* ...........................       38,013
                                                                      ----------
                                                                         166,215
                                                                      ----------
SPECIALTY RETAIL: 8.3%
     1,940   Bed Bath & Beyond, Inc.(1)* ..........................       76,649
     1,725   Michaels Stores, Inc.* ...............................       53,889
       810   Rent-A-Center, Inc.(1)* ..............................       52,002
       750   Ross Stores, Inc. ....................................       28,425
       600   Weight Watchers International, Inc.(1)* ..............       28,188
                                                                      ----------
                                                                         239,153
                                                                      ----------
THRIFTS & MORTGAGE FINANCE: 4.9%
       300   Countrywide Financial Corp. ..........................       20,280
       890   Doral Financial Group ................................       35,609
     1,220   New York Community Bancorp, Inc. .....................       42,358
     1,420   PMI Group, Inc. (The) ................................       43,764
                                                                      ----------
                                                                         142,011
                                                                      ----------
TOTAL COMMON STOCKS
             (cost $2,683,309) ....................................    2,747,108
                                                                      ----------

PRINCIPAL
 AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 36.8%
MONEY MARKET INVESTMENTS: 8.5%
$  122,225   BlackRock Provident Institutional Funds
             - TempCash Portfolio .................................      122,225
   122,225   BlackRock Provident
             Institutional Funds - TempFund Portfolio .............      122,225
                                                                      ----------
                                                                         244,450
                                                                      ----------




PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE NOTES: 9.6%
$   43,882   American Express, 1.42%, 12/12/03(2) .................   $   43,882
        18   Bear Stearns & Co., 1.43%, 1/15/04(2) ................           18
    71,934   Bear Stearns & Co., 1.37%, 1/16/04(2) ................       71,934
    58,139   Goldman Sachs & Co., 1.30%, 3/08/04(2) ...............       58,139
    66,728   Merrill Lynch, 1.44%, 5/28/03(2) .....................       66,728
    34,779   National City Bank, 1.59%, 11/10/03(2) ...............       34,779
                                                                      ----------
                                                                         275,480
                                                                      ----------
COMMERCIAL PAPER: 5.1%
    83,755   Concord Minute Maid, 1.27%, 5/15/03(2) ...............       83,755
     9,764   Enterprise Capital, 1.27%, 5/15/03(2) ................        9,764
    20,324   Fairway Financial Corp., 1.27%, 5/15/03(2) ...........       20,324
    31,607   Scaldis Capital, 1.27%, 5/15/03(2) ...................       31,607
                                                                      ----------
                                                                         145,450
                                                                      ----------
TIME DEPOSITS: 10.1%
   268,478   Nordea Bank, 1.36%, 5/1/03(2) ........................      268,478
    20,475   KBC Bank NV, 1.26%, 5/1/03(2) ........................       20,475
                                                                      ----------
                                                                         288,953
                                                                      ----------
REPURCHASE AGREEMENT: 3.5%
   101,740   UBS Securities, 1.26%, 5/1/03 (cost $4,355,697)(2)(3)       101,740
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS
             (cost $1,056,073) ....................................    1,056,073
                                                                      ----------

TOTAL INVESTMENTS IN SECURITIES
             (cost $3,739,382): 132.4% ............................    3,803,181
                                                                      ----------




See accompanying Notes to Financial Statements.


                              PIC MID CAP PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2003 (Unaudited) - (Continued)

SHARES                                                                    VALUE
--------------------------------------------------------------------------------
OTHER ASSETS: 2.1%
Receivables:
Investment securities sold ..................................         $   43,544
Due from Advisor (Note 3) ...................................             12,421
Dividends and interest ......................................                155
Prepaid insurance ...........................................              3,362
                                                                      ----------
Total Other Assets ..........................................             59,482
                                                                      ----------
TOTAL ASSETS: ...............................................         $3,862,663
                                                                      ==========

LIABILITIES: (34.5%)
Payables:
Collateral for securities loaned (Note 4) ...................            811,623
Securities purchased ........................................             69,055
Shares of beneficial interests redeemed .....................             66,427
Deferred trustees' compensation (Note 3) ....................             11,316
Accrued expenses ............................................             32,239
                                                                      ----------
Total Liabilities ...........................................            990,660
                                                                      ----------

NET ASSETS: 100.0% ..........................................         $2,872,003
                                                                      ==========

---------
  * Non-income producing security
ADR - American Depository Receipt.
(1) This security or a portion of this security is out on loan at April 30, 2003. Total loaned securities had a market value of $782,913 at April 30, 2003.
(2)  This security is purchased with cash proceeds from securities loaned.
(3) Collateralized by U.S. Government or U.S. Government Agency securities, U.S. Government Agency mortgage-backed securities, certificates of deposit or bankers' acceptances.




See accompanying Notes to Financial Statements.


                             PIC SMALL CAP PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2003 (Unaudited)

SHARES                                                                   VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 93.5%
AUTOMOBILES & COMPONENTS: 0.3%
       8,700    BorgWarner, Inc. ...............................    $    510,429
                                                                    ------------

BANKS: 2.8%
       6,800    Bank of the Ozarks, Inc. .......................         231,200
      45,386    BankUnited Financial Corp. - Class A* ..........         857,342
      40,204    Southwest Banc of Texas(1)* ....................       1,366,132
      62,932    UCBH Holdings, Inc.(1) .........................       1,600,990
      26,772    Wintrust Financial Corp. .......................         813,869
                                                                    ------------
                                                                       4,869,533
                                                                    ------------
CAPITAL GOODS: 2.8%
      21,130    American Woodmark Corp. ........................       1,013,183
      27,700    Chicago Bridge & Iron Co. ......................         554,000
      62,110    EDO Corp.* .....................................       1,170,773
      67,600    MSC Industrial Direct Co., Inc. - Class A* .....       1,250,600
      13,900    SI International, Inc.* ........................         135,803
      35,855    Veridian Corp.* ................................         680,886
                                                                    ------------
                                                                       4,805,245
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES: 6.8%
      26,285    Corinthian Colleges, Inc.(1)* ..................       1,203,590
      46,171    Corporate Executive Board Co.(1)* ..............       1,892,549
      45,352    CoStar Group, Inc.* ............................       1,009,536
      28,667    Education Mgmt. Corp.(1)* ......................       1,399,523
      26,667    FTI Consulting, Inc.(1)* .......................       1,206,682
      74,900    Headwaters, Inc.* ..............................       1,228,360
      36,721    ITT Educational Services, Inc.* ................       1,083,269
      76,386    PRG-Schultz International, Inc.(1)* ............         487,343
      72,804    Resources Connection, Inc.(1)* .................       1,587,127
       8,100    Strayer Education, Inc. ........................         526,824
                                                                    ------------
                                                                      11,624,803
                                                                    ------------
CONSUMER DURABLES & APPAREL: 1.2%
      69,200    Marvel Enterprises, Inc.* ......................       1,165,328
      26,648    Quicksilver, Inc.* .............................         868,725
                                                                    ------------
                                                                       2,034,053
                                                                    ------------
DIVERSIFIED FINANCIALS: 1.3%
      68,222    Investors Financial
                Services Corp.(1) ..............................       1,487,922
      17,621    Jefferies Group, Inc. ..........................         684,047
                                                                    ------------
                                                                       2,171,969
                                                                    ------------





     SHARES                                                            VALUE
--------------------------------------------------------------------------------
ENERGY: 4.6%
      65,500    Cal Dive International, Inc.* ..................    $  1,054,550
      63,600    Chesapeake Energy Corp. ........................         512,616
      47,517    Dril-Quip, Inc.* ...............................         730,811
     103,300    Key Energy Services Inc., COM* .................       1,040,231
      49,100    Lone Star Technologies, Inc.* ..................       1,042,393
      85,558    Maverick Tube Corp.* ...........................       1,522,077
      46,100    Premcor, Inc.* .................................       1,027,569
      34,990    Tetra Technologies, Inc.* ......................         930,734
                                                                    ------------
                                                                       7,860,981
                                                                    ------------
FOOD & STAPLES RETAILING: 0.2%
      31,966    Duane Reade, Inc.* .............................         429,943
                                                                    ------------

HEALTH CARE EQUIPMENT & SERVICES: 7.8%
      19,200    eResearch Technology, Inc.(1)* .................         572,160
      40,201    Icon PLC* ......................................       1,041,206
      14,000    Mid Atlantic Medical Services, Inc.* ...........         609,700
      53,622    Odyssey HealthCare, Inc.* ......................       1,385,592
       9,800    Osteotech, Inc.* ...............................         102,508
      29,100    Pharmaceutical Product Development, Inc.* ......         761,547
      41,741    Priority Healthcare Corp. - Class B* ...........         951,695
      29,800    Respironics, Inc.* .............................       1,144,916
      28,819    SurModics, Inc.(1)* ............................       1,047,282
      69,799    United Surgical Partners* ......................       1,293,375
      44,523    VCA Antech, Inc.* ..............................         747,497
      81,422    Wilson Greatbatch Technologies, Inc.* ..........       2,669,827
      32,239    Zoll Medical Corp.* ............................       1,041,320
                                                                    ------------
                                                                      13,368,625
                                                                    ------------
HOTELS RESTAURANTS & LEISURE: 4.2%
      41,300    Alliance Gaming Corporation* ...................         659,561
      24,087    California Pizza Kitchen, Inc.* ................         485,594
      32,508    Landry's Restaurants, Inc. .....................         607,900
      11,742    P.F. Chang's China Bistro, Inc.* ...............         491,990
      32,991    Panera Bread Co. - Class A(1)* .................       1,122,684
      91,107    Rare Hospitality International, Inc.* ..........       2,653,947
      52,792    Station Casinos, Inc.(1)* ......................       1,140,835
                                                                    ------------
                                                                       7,162,511
                                                                    ------------



See accompanying Notes to Financial Statements.

20




                             PIC SMALL CAP PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2003 (Unaudited) - (Continued)

      SHARES                                                            VALUE
--------------------------------------------------------------------------------
INSURANCE: 3.5%
      54,320    HCC Insurance Holdings, Inc.(1) ................    $  1,493,800
      29,500    Infinity Property & Casualty Corp. .............         622,450
     129,734    Scottish Annuity & Life Holdings Ltd. ..........       2,296,292
      32,993    W.R. Berkely Corp. .............................       1,532,195
                                                                    ------------
                                                                       5,944,737
                                                                    ------------
MEDIA: 1.2%
      43,603    Cumulus Media, Inc. - Class A* .................         751,716
      18,715    Lin TV Corp.* ..................................         447,476
     108,963    Spanish Broadcasting System - Class A* .........         835,746
                                                                    ------------
                                                                       2,034,938
                                                                    ------------
PHARMACEUTICALS & BIOTECHNOLOGY: 11.6%
      53,326    Affymetrix, Inc.* ..............................         989,197
      70,600    Alkermes, Inc.(1)* .............................         704,588
      47,700    American Pharmaceutical(1)* ....................       1,113,795
      61,380    Angiotech Pharmaceuticals, Inc.* ...............       1,468,210
      56,424    Chattem, Inc.* .................................         771,316
      57,000    Digene Corp.* ..................................       1,083,570
      18,980    Eon Labs, Inc.* ................................         581,547
      47,100    Gen-Probe, Inc.* ...............................       1,462,455
      52,400    Inspire Pharmaceuticals, Inc.* .................         765,040
      70,218    K-V Pharmaceutical Co. - Class A(1)* ...........       1,579,203
      43,823    Martek Biosciences Corp.* ......................       1,491,297
      52,602    Medicines Company* .............................       1,080,971
      25,459    Medicis Pharmaceutical Corp. - Class A(1)* .....       1,467,457
      14,962    Neurocrine Biosciences, Inc.* ..................         677,030
      69,020    Taro Pharmaceuticals Industries* ...............       3,158,355
      34,626    Trimeris, Inc.(1)* .............................       1,537,048
                                                                    ------------
                                                                      19,931,079
                                                                    ------------
RETAILING: 9.0%
      85,193    1-800-FLOWERS.COM, Inc.* .......................         650,875
      22,206    99 CENTS Only Stores, Inc.(1)* .................         654,189
      56,458    Aaron Rents, Inc. ..............................       1,261,836
      19,700    Aeropostale* ...................................         354,600
      69,641    Carmax, Inc.* ..................................       1,472,907
      35,500    Claire's Stores, Inc. ..........................         922,645
      22,242    Cost Plus, Inc.* ...............................         683,497
      66,186    Fred's, Inc. ...................................       2,147,736
      55,049    Gamestop Corp. - Class A* ......................         657,836
      52,500    Gymboree Corp.* ................................         877,275



     SHARES                                                             VALUE
--------------------------------------------------------------------------------
      71,966    Hollywood Entertainment Corp.(1)* ..............    $  1,277,396
      54,839    Hot Topic, Inc.* ...............................       1,340,814
      48,639    Kirklands, Inc.* ...............................         729,585
      30,650    Tractor Supply Co.* ............................       1,298,027
      20,600    Tuesday Morning Corp.* .........................         481,628
      20,800    Urban Outfitters, Inc.* ........................         620,256
                                                                    ------------
                                                                      15,431,102
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 8.3%
      86,770    ASM International, N.V.(1)* ....................       1,182,675
      39,700    ATMI, Inc.* ....................................         837,630
     143,342    ChipPAC, Inc.* .................................         774,047
      55,500    Credence Systems Corp.* ........................         394,050
      59,802    Cree, Inc.(1)* .................................       1,193,050
      18,521    Cymer, Inc.* ...................................         528,775
      47,200    Fairchild Semiconductor Corp.* .................         560,264
      57,168    Integrated Circuit Systems, Inc.(1)* ...........       1,241,689
      71,788    Integrated Device Technology, Inc.* ............         741,570
      50,000    International Rectifier Corp.* .................       1,131,000
     159,893    Lattice Semiconductor Corp.* ...................       1,387,871
     125,000    LTX Corp.* .....................................         843,750
      71,200    Micrel, Inc.* ..................................         833,752
      18,800    Microsemi Corp.* ...............................         220,524
     153,800    Pixelworks, Inc.* ..............................       1,145,810
      82,655    Semtech Corp.(1)* ..............................       1,314,214
                                                                    ------------
                                                                      14,330,671
                                                                    ------------
SOFTWARE & SERVICES: 10.9%
      30,000    Alliance Data Systems Corp.* ...................         630,000
      41,567    Anteon International Corp.* ....................         984,307
      69,800    Ask Jeeves, Inc.* ..............................         574,454
      56,400    Business Objects S.A. ADR(1)* ..................       1,225,572
      61,550    Cognizant Technology Solutions Corp.(1)* .......       1,105,438
      51,369    Cognos, Inc.* ..................................       1,394,155
     171,182    Digital Insight Corp.* .........................       2,766,301
      31,200    Digital River, Inc.* ...........................         521,664
      24,434    Documentum, Inc.* ..............................         449,341
      74,474    Filenet Corp.* .................................       1,146,155
      57,039    J.D. Edwards & Co.* ............................         683,327
      40,600    j2 Global Communications, Inc.(1)* .............       1,198,918
      90,200    Mentor Graphics Corp.* .........................         939,884
      39,400    MicroStrategy, Inc.* ...........................       1,084,682
      77,536    Serena Software, Inc.* .........................       1,221,967
     146,006    Titan Corp.* ...................................       1,172,428
      39,300    United Online, Inc.(1)* ........................         878,748
      54,355    Websense, Inc.* ................................         775,646
                                                                    ------------
                                                                      18,752,987
                                                                    ------------


See accompanying Notes to Financial Statements.


                                                                              21



                            PIC SMALL CAP PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2003 (Unaudited) - (Continued)

      SHARES                                                             VALUE
--------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT: 12.6%
      30,000    ADTRAN, Inc.(1)* ...............................    $  1,214,400
     120,200    ATI Technologies, Inc.* ........................         757,260
      25,500    Avid Technology, Inc.* .........................         700,485
      31,000    Avocent Corp.* .................................         918,220
      24,100    Benchmark Electronics, Inc.(1)* ................         625,395
      54,600    Electronics for Imaging* .......................       1,048,320
      67,290    Emulex Corp.(1)* ...............................       1,378,772
      34,503    Flir Systems, Inc.* ............................       1,796,916
     103,250    Foundry Networks, Inc.* ........................       1,123,360
      26,600    Hutchinson Technology, Inc.(1)* ................         628,824
     109,700    McData Corp.* ..................................       1,160,626
      16,300    National Instruments Corp.* ....................         522,904
      48,600    NetScreen Technologies, Inc.* ..................         985,608
     140,574    Pinnacle Systems, Inc.* ........................       1,328,424
      27,400    SafeNet, Inc.* .................................         648,284
      68,400    Sandisk Corp.(1)* ..............................       1,655,280
      22,900    Stratasys, Inc.* ...............................         538,150
     174,305    Tekelec Corp.* .................................       1,875,522
      46,800    Tollgrade Communications, Inc.* ................         679,068
      27,800    Varian, Inc.* ..................................         878,758
     132,000    Western Digital Corp.(1)* ......................       1,231,560
                                                                    ------------
                                                                      21,696,136
                                                                    ------------
TELECOMMUNICATION SERVICES: 0.5%
      51,100    Boston Communications Group, Inc.* .............         924,399
                                                                    ------------

TRANSPORTATION: 3.9%
      39,700    Covenant Transport, Inc.* ......................         724,882
      53,150    J.B. Hunt Transport Services, Inc.* ............       1,836,333
      52,850    Old Dominion Freight Line* .....................       1,752,453
      42,500    Roadway Corp. ..................................       1,575,050
      29,300    UTI Worldwide, Inc. ............................         881,930
                                                                    ------------
                                                                       6,770,648
                                                                    ------------

TRANSPORTATION INFRASTRUCTURE: 0.0%
       4,701    Timco Aviation Services, Inc. ..................             893
      15,019    Timco Aviation Services, Inc. - Warrants .......               2
                                                                    ------------
                                                                             895
                                                                    ------------

TOTAL COMMON STOCKS
(cost $147,387,221) ............................................     160,655,684
                                                                    ------------



PRINCIPAL
 AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 25.6%
MONEY MARKET INVESTMENTS: 6.6%
$  5,610,462    BlackRock Provident Institutional Funds
                - TempCash Portfolio ...........................    $  5,610,462
   5,610,462    BlackRock Provident Institutional Funds
                - TempFund Portfolio ...........................       5,610,462
                                                                    ------------
                                                                      11,220,924
                                                                    ------------

SHORT-TERM CORPORATE NOTES: 7.1%
     735,197    American Express, 1.42%, 12/12/03(2) ...........         735,197
   2,109,362    American Express, 1.34%, 1/27/04(2) ............       2,109,362
   1,306,212    Bear Stearns Co., 1.37%, 1/16/04(2) ............       1,306,212
     503,950    Dresdner Bank, 1.78%, 10/06/03(2) ..............         503,950
   1,357,482    Goldman Sachs & Co., 1.30%, 3/08/04(2) .........       1,357,482
   2,203,020    Merrill Lynch, 1.44%, 5/28/03(2) ...............       2,203,020
     796,736    Morgan Stanley, 1.33%, 7/16/03(2) ..............         796,736
   3,132,970    Morgan Stanley, 1.34%, 10/22/03(2) .............       3,132,970
                                                                    ------------
                                                                      12,144,929
                                                                    ------------
COMMERCIAL PAPER: 2.2%
   1,605,205    Concord Minute Maid, 1.27%, 5/15/03(2) .........       1,605,205
   1,990,511    Enterprise Capital, 1.27%, 5/15/03(2) ..........       1,990,511
     118,238    Lexington Park, 1.27%, 5/22/03(2) ..............         118,238
      91,713    Scaldis Capital, 1.27%, 5/15/03(2) .............          91,713
                                                                    ------------
                                                                       3,805,667
                                                                    ------------
TIME DEPOSITS: 7.2%
  11,494,039    Nordea Bank, 1.36%, 5/1/03(2) ..................      11,494,039
     878,935    KBC Bank NV, 1.26%, 5/1/03(2) ..................         878,935
                                                                    ------------
                                                                      12,372,974
                                                                    ------------



See accompanying Notes to Financial Statements.



22



                             PIC SMALL CAP PORTFOLIO
STATEMENT OF NET ASSETS at April 30, 2003 (Unaudited) - (Continued)

PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 2.5%
4,355,697 UBS Securities, 1.26%, 5/1/03
(cost $4,355,697)(2)(3) ...................................         $  4,355,697
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $43,900,191) ........................................           43,900,191
                                                                    ------------

TOTAL INVESTMENTS IN SECURITIES
(cost $191,287,412): 119.1% ...............................          204,555,875
                                                                    ------------



SHARES                                                                  VALUE
--------------------------------------------------------------------------------
OTHER ASSETS: 1.4%
Receivables:
Securities sold ...........................................            2,437,005
Shares of beneficial interests sold .......................               19,467
Dividends and interest ....................................               21,965
Prepaid insurance .........................................                3,659
Other assets ..............................................               12,673
                                                                    ------------
Total Other Assets ........................................            2,494,769
                                                                    ------------

TOTAL ASSETS ..............................................         $207,050,644
                                                                    ------------




SHARES                                                                  VALUE
--------------------------------------------------------------------------------
LIABILITIES: (20.5%)
Payables:
Collateral for securities loaned (Note 4) .................         $ 32,679,266
Securities purchased ......................................            2,282,518
Due to Advisor (Note 3) ...................................              108,390
Shares of beneficial interests purchased ..................               34,350
Deferred trustees' compensation (Note 3) ..................               44,800
Accrued expenses ..........................................               92,408
                                                                    ------------
Total Liabilities .........................................           35,241,732
                                                                    ------------

NET ASSETS: 100.0% ........................................         $171,808,912
                                                                    ============

-------------
  *   Non-income producing security.
ADR - American Depository Receipt.
(1) This security or a portion of this security is out on loan at April 30, 2003. Total loaned securities had a market value of $31,685,625 at April 30, 2003.
(2)   This security is purchased with cash proceeds from securities loaned.
(3) Collateralized by U.S. Government or U.S. Government Agency securities, U.S. Government Agency mortgage-backed securities, certificates of deposit or bankers' acceptances.




See accompanying Notes to Financial Statements.


                                 PIC PORTFOLIOS

STATEMENTS OF OPERATIONS For the Six Months Ended April 30, 2003 (Unaudited)


                                                                 MID CAP          SMALL CAP
                                                                PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------
INVESTMENT INCOME

Income
Dividends (Net of foreign taxes of $48 and $0, respectively)   $      2,778    $     79,711
Interest ...................................................            556          48,194
Income from securities loaned - net ........................            473          30,257
                                                               ------------    ------------
Total Income ...............................................          3,807         158,162
                                                               ------------    ------------


Expenses
Investment advisory fees (Note 3) ..........................         11,440         642,144
Administration fees (Note 3) ...............................         22,315          80,268
Audit fees .................................................          7,354          12,397
Insurance expense ..........................................            212           5,587
Accounting services ........................................         32,400          38,536
Legal fees .................................................          1,286          36,026
Custodian fees .............................................         12,560          32,164
Trustee fees (Note 3) ......................................          6,510          10,811
Miscellaneous ..............................................          1,012           3,794
                                                               ------------    ------------
Total expenses .............................................         95,089         861,727
Less: fees waived and expenses absorbed (Note 3) ...........        (80,381)        (59,047)
                                                               ------------    ------------
Net expenses ...............................................         14,708         802,680
                                                               ------------    ------------
NET INVESTMENT LOSS ........................................        (10,901)       (644,518)
                                                               ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss on investments ...........................       (356,396)     (3,957,923)
Net unrealized appreciation on investments .................        536,459      10,402,570
                                                               ------------    ------------
Net realized and unrealized gain on investments ............        180,063       6,444,647
                                                               ------------    ------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......   $    169,162    $  5,800,129
                                                               ============    ============





See accompanying Notes to Financial Statements.


                                 PIC PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
                                                MID CAP                                      SMALL CAP
                                                PORTFOLIO                                    PORTFOLIO
                                           -----------------------------------   -----------------------------------
                                            SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED
                                            APRIL 30, 2003+   OCTOBER 31, 2002    APRIL 30, 2003+  OCTOBER 31, 2002
--------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss ......................   $     (10,901)   $    (183,709)   $    (644,518)   $  (1,538,753)
Net realized loss on investments .........        (356,396)      (1,630,853)      (3,957,923)     (48,144,240)
Net unrealized appreciation on investments         536,459          662,719       10,402,570        8,987,053
                                             -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ................         169,162       (1,151,843)       5,800,129      (40,695,940)
                                             -------------    -------------    -------------    -------------

TRANSACTIONS IN INTERESTS

Contributions by Holders .................          75,636       21,537,005       67,001,481      254,778,756
Withdrawals by Holders ...................        (937,768)     (52,646,507)     (63,662,402)    (268,227,860)
                                             -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
resulting from transactions in interests .        (862,132)     (31,109,502)       3,339,079      (13,449,104)
                                             -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..        (692,970)     (32,261,345)       9,139,208      (54,145,044)

NET ASSETS

Beginning of period ......................       3,564,973       35,826,318      162,669,704      216,814,748
                                             -------------    -------------    -------------    -------------
END OF PERIOD ............................   $   2,872,003    $   3,564,973    $ 171,808,912    $ 162,669,704
                                             =============    =============    =============    =============


--------------
+   Unaudited



See accompanying Notes to Financial Statements.




                                 PIC PORTFOLIOS

SELECTED RATIO DATA
                                                       MID CAP PORTFOLIO
                               --------------------------------------------------------------------------
                                                                                       DEC. 31, 1997***
                               SIX MONTHS ENDED         YEAR ENDED OCTOBER 31,            THROUGH
                                APRIL 30, 2003+   2002     2001        2000      1999    OCT. 31, 1998
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:*
Operating expenses ...........       0.90%++     0.90%      0.90%      0.90%      0.90%      0.90%++
Net investment loss ..........      (0.67%)++   (0.70%)    (0.53%)    (0.53%)    (0.53%)    (0.29%)++
Total return** ...............       6.21%^    (15.70%)      --         --         --         --

Portfolio turnover rate ......      56.68%^    259.63%    148.64%    185.88%    144.64%    166.89%^



-------------
 +  Unaudited.
++  Annualized.
^   Not annualized.
*** Commencement of operations.
*   Net of fees waived of 4.92%, 0.47%, 0.29%, 0.32%, 1.58%, and 2.07% of average net assets, respectively.
** Required by the AICPA Audit and Accounting Guide for Investment Companies for periods beginning after December 15, 2000.



                                                      SMALL CAP PORTFOLIO
                               ------------------------------------------------------------------
                               SIX MONTHS ENDED             YEAR ENDED OCTOBER 31,
                                                 ------------------------------------------------
                               APRIL 30, 2003+   2002      2001       2000       1999      1998
-------------------------------------------------------------------------------------------------
Ratios to average net assets:*
Operating expenses ...........       1.00%++     1.00%     1.00%      1.00%      1.00%     1.00%
Net investment loss ..........      (0.80%)++   (0.75%)   (0.59%)    (0.64%)    (0.79%)   (0.68%)
Total return** ...............       3.59%^    (20.03%)     --         --         --        --

Portfolio turnover rate ......      52.16%^    100.71%    99.00%    143.39%    133.24%    81.75%


----------
+  Unaudited.
++ Annualized.
^  Not annualized.
*  Net of fees waived of 0.07%, 0.04%, 0.00%, 0.00%, 0.00%and 0.01% of average net assets, respectively.
** Required by the AICPA Audit and Accounting Guide for Investment Companies for periods beginning after December 15, 2000.



See accompanying Notes to Financial Statements.


                                 PIC PORTFOLIOS


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

PIC Mid Cap Portfolio was organized on December 31, 1997, and PIC Small Cap Portfolio was organized on March 22, 1993 as separate trusts under the laws of the State of New York (each a "Portfolio" and collectively the "Portfolios"). The beneficial interests in each Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolios are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF SECURITIES. Equity securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Equity securities traded on NASDAQ are valued at NASDAQ Official Closing Price on the day of valuation. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. FEDERAL INCOME TAXES. Each Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued, and dividend income is recorded on the ex-dividend date. Bond discount and premium are amortized using the interest method.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. SECURITIES LOANS. Each Portfolio may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

Each Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC"), an indirect, wholly owned subsidiary of Old Mutual PLC, and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which agreements certain employees of these entities serve as officers of the Portfolios. PIC also provides management services necessary for the operations of the Portfolios and furnishes office facilities.

PIC receives from Mid Cap Portfolio an investment advisory fee at the annual rate of 0.70% of its average daily net assets and 0.80% from the Small Cap Portfolio. In addition, PIC has voluntarily taken to limit the expenses of the Mid Cap Portfolio to 0.90% of its average net assets and 1.00% for the Small Cap Portfolio.

Fees waived and expenses absorbed by PIC for the six months ended April 30, 2003 were as follows:
                                                            FEES       EXPENSES
                                                           WAIVED      ABSORBED
                                                           ------      --------
Mid Cap Portfolio .......................................  $11,440      $68,941
Small Cap Portfolio .....................................   59,047      --

                                 PIC PORTFOLIOS


NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

The Advisor reserves the right to be reimbursed for any waivers of its fees or expenses paid on behalf of a Portfolio if, within three subsequent years, the Portfolio's expenses are less than the limit agreed to by the Advisor. At April 30, 2003, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

     Mid Cap Portfolio .............................................  $402,160
     Small Cap Portfolio ...........................................   184,282

At April 30, 2003, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:


                                                   OCTOBER 31,
                                    2003         2004       2005         2006
                                    ----         ----       ----         ----
     Mid Cap Portfolio .......... $104,920    $ 93,892    $122,967     $ 80,381
     Small Cap Portfolio ........     --          --       125,235       59,047



U.S. Bancorp receives for its services an administration fee at the annual rate of 0.10% of the average daily net assets of each Portfolio subject to an annual minimum of $45,000. Fees paid to U.S. Bancorp for the six months ended April 30, 2003 are stated in the respective Portfolios' Statement of Operations.

On December 19, 1995, each Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect a value, which would have been earned if the account had been invested in designated investments. The Portfolios recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.

For the year ended April 30, 2003, the change in the value of the phantom share account included unrealized depreciation were as follows:
                                                                     UNREALIZED
                                                                    DEPRECIATION
                                                                    ------------
     Mid Cap Portfolio .............................................  $(5,058)
     Small Cap Portfolio ...........................................  (16,987)


NOTE 4 - INVESTMENT TRANSACTIONS

Each Portfolio entered into a Securities Lending Agreement with PFPC Trust Company ("PFPC"). PFPC shall invest the cash collateral pursuant to investment guidelines set forth by the Portfolios, and may include commingled funds advised or otherwise serviced by PFPC or its affiliates and repurchase agreements with PFPC or its affiliates. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. PFPC has agreed to indemnify the Portfolios in the case of default of any securities borrowed.

At April 30, 2003, each Portfolio loaned equity securities having a fair value and received cash collateral for the loan as follows:

                                                    FAIR VALUE OF
                                                  SECURITIES LOANED   COLLATERAL
                                                  -----------------   ----------
     Mid Cap Portfolio ......................         $782,913        $811,623
     Small Cap Portfolio ....................       31,685,625      32,679,266

                                 PIC PORTFOLIOS

The cash collateral is reinvested in short term securities and money market funds with interest rates ranging from 1.3% to 1.8% and maturity dates from 5/1/2003 through 3/8/2004.

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations and U.S. Government Securities, for the six months ended April 30, 2003 were as follows:

                                             PURCHASES                  SALES
                                             ---------                  -----
     Mid Cap Portfolio                       $1,819,590               $2,721,217
     Small Cap Portfolio                     80,041,813               80,370,937

There were no purchases or sales of U.S. Government securities by Mid Cap and Small Cap Portfolios.

The aggregate gross unrealized appreciation and depreciation of investment securities at April 30, 2003, based on their cost for federal income tax purposes, were as follows:

                                       TAX              GROSS          GROSS
                                     COST OF         UNREALIZED      UNREALIZED
                                   INVESTMENTS      APPRECIATION    DEPRECIATION
                                   -----------      ------------    ------------
     Mid Cap Portfolio              $3,739,382         $283,525       $(219,726)
     Small Cap Portfolio           191,287,412       22,624,604      (9,356,139)

                                 PIC PORTFOLIOS


TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS-- PIC INVESTMENT TRUST AND PIC PORTFOLIOS
--------------------------------------------------------------------------------
WILLIAM S. ANDERSON, Trustee
THOMAS J. CONDON, Trustee
JETTIE M. EDWARDS, Trustee
RICHARD N. FRANK, Trustee
JAMES CLAYBURN LAFORCE, Trustee
WAYNE H. SMITH, Trustee
KEVIN E. VILLANI, Trustee
THOMAS M. MITCHELL, President and Trustee
AARON W.L. EUBANKS, SR., Vice President and Secretary
WILLIAM T. WARNICK, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PROVIDENT INVESTMENT COUNSEL
300 N. Lake Avenue
Pasadena,  CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP


WHY INVEST WITH PROVIDENT INVESTMENT COUNSEL?


COMMITMENT TO OUR SHAREHOLDERS
     o    Dedicated investment team managing your investments
     o    Focused on shareholder objectives and needs

PASSION FOR GROWTH INVESTING
     o    "Pure growth" philosophy and consistent investment style
     o "Multiple points of knowledge" provide intimate understanding of companies

UNIQUELY STRUCTURED INVESTMENT TEAMS
     o    Significant number of professionals committed to growth philosophy
     o    Transparent process that "digs deep" into company fundamentals


--------------------------------------------------------------------------------

This semi-annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after June 30, 2003, this semi-annual report must be accompanied by performance updates for the most recent calendar quarter.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.



                         Dealer Services: (800) 385-4053

                      Shareholder Services: (800) 618-7643

                            Website: www.provnet.com

SEMI-ANNUAL REPORT
PERIOD ENDING APRIL 30, 2003

FAMILY OF GROWTH-ORIENTED MUTUAL FUNDS
[ ] GROWTH FUND I

GROWTH STOCK
LEADERS FOR A HALF
CENTURY

WWW.PROVNET.COM

Contents

The Fund

2  President's Letter
3  The U.S. Equity Investment Environment
4  Fund Review
6  Outlook & Strategy
7  Statement of Assets and Liabilities
8  Statement of Operations
9  Statements of Changes in Net Assets
10 Financial Highlights
11 Notes to Financial Statements

The Portfolio

13 Statement of Net Assets
16 Statement of Operations
17 Statements of Changes in Net Assets
17 Selected Ratio Data
18 Notes to Financial Statements

PRESIDENT'S LETTER

WELCOME

Thank you for choosing Provident Investment Counsel. If you are a new investor to our family of funds, we welcome you. For many years, we have managed portfolios for major institutions, public funds, endowments, foundations and individuals.

We are pleased to offer our style consistent growth strategies that allow our shareholders to invest a portion of their overall investment plan into a portfolio of high quality, rapid growing companies.

Once again, thank you for choosing Provident Investment Counsel.

DEAR FELLOW SHAREHOLDERS:

The last three years have been difficult pills to swallow for growth equity investors. We can pinpoint many reasons for the market's unusual volatility, including the decline in confidence in long-term growth rates of technology stocks, corporate accounting scandals, continued geopolitical risks and the strength of the economic recovery. There is no question the market's volatility has been astonishing and, understandably, many investors are dismayed by the drastic shifts we have experienced.

After three consecutive years of bear market performance, the past six months have been a welcome relief. During this war-impacted period, Provident Investment Counsel's Funds ended the six-month period in positive territory and the popular market averages enjoyed a meaningful gain. For the six-months ended April 30, 2003 the NASDAQ Over-the-Counter Composite Index was up 10%, the broader S&P 500 Index posted a 4% gain and the Dow Jones Industrial Average came in at 2%. We have seen some rallies in U.S. equities this year, however we cannot be certain if this short-term phenomenon represents a turning point for the U.S. Markets and particularly growth equities. As we anticipate the growth investment style returning to favor, we remain focused on our extensive research efforts to identify those category-leading companies that are positioned to fully participate in any sustainable upswing in the marketplace.

Thank you for your patience during this difficult period in the capital markets, and for your continued commitment to growth equity investing.

Cordially,

Thomas M. Mitchell
President, PIC Investment Trust

April 30, 2003

THE U.S. EQUITY INVESTMENT ENVIRONMENT

The year 2002 will be remembered as one of the most difficult and painful in recent U.S. stock market history. Not since the period 1939-1941 have U.S. equities experienced three consecutive years of negative returns. During 2002, the market was tremendously rotational with companies and industries experiencing extreme volatility, and with stock price movements responding throughout the year, not so much to long-term fundamentals, but to short term non-market considerations. The poor investment environment was the combination of weaker than expected corporate profits exacerbated by numerous corporate accounting and governance scandals, investors' fears of terrorist activity, and the looming war with Iraq. Even though overall corporate earnings of the S&P 500 Index were up 5% for the year, the S&P 500 Index ended the year 2002 down significantly at -22%.

In the midst of the market volatility, we began 2003 with a positive outlook. As we started the year, corporate profits were recovering and balance sheets appeared stronger. Regulatory authorities and boards of directors were seriously addressing governance and accounting issues. More importantly, investor psychology seemed to be slowly improving. Similar to January 2003, the month of February 2003 was dominated by geo-political concerns, and daily market directions gyrated based upon the market perception of the Iraq situation. This impacted many industries including the oil and natural gas areas, which saw prices reaching new highs. However, despite the uncertainties that impacted stocks, we still saw solid growth prospects. We were encouraged by the earnings reports for the fourth quarter 2002 taking place in January and February 2003 as "visibility and tone" appeared to be improving.

In the week ended March 21, 2003 the broad stock market had its greatest one-week advance since 1982. In contrast to the months of January and February 2003, every U.S. equity asset class performed well in March 2003 as the question of whether we were going to war was answered. Performance for the first quarter 2003 finished on a positive note against an unstable macroeconomic backdrop. The emerging economic recovery, improving orders for capital goods, and better corporate cash flows were tempered by the uncertainty relating to the War in Iraq, rising energy prices, and a weak dollar. During this period growth stocks (as measured by the Russell 1000 Growth Index) outperformed value stocks (as measured by the Russell 1000 Value Index) as we believe investors began to focus on those companies that could grow earnings during the early stages of this economic recovery. The first quarter of 2003 proved to be quite encouraging as many U.S. growth companies unveiled better than expected revenue and earnings growth.

For the month of April 2003, better than expected corporate profits drove equity prices meaningfully higher. Early in the month the initial price advances were triggered by the quick success in the battle for Baghdad. However, as the month moved into first quarter earnings reporting season, the earnings news was much better than investors had been expecting and stock prices surged. At the six-month period ended April 30, 2003, all major market indices posted positive returns and we were encouraged that Provident Investment Counsel's Funds ended the period with positive average annual returns.(1)

Market Performance

                              --------------------------------
                               Calendar Year
                                  to Date       Six Months
                               Ended 4/30/03   Ended 4/30/03
                              --------------------------------
S&P 500 Index                       4.83%           4.48%
NASDAQ Composite                    9.64%          10.12%
Dow Jones Industrial Average        2.39%           2.16%

Russell 1000 Growth Index           6.25%           4.28%
Russell 1000 Value Index            3.51%           5.25%

Russell Mid Cap Growth Index        6.79%           8.19%
Russell Mid Cap Value Index         3.24%           7.13%

Russell 2000 Growth Index           5.22%           7.68%
Russell 2000 Value Index            3.94%           7.44%
        Source: Lipper, Inc.

(1) At net asset value (excluding the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares).

FUND REVIEW

PROVIDENT INVESTMENT COUNSEL'S

GROWTH FUND I

Six Months Ending April 30, 2003

--Provident Investment Counsel's Growth Fund I (the "Fund") was up 2.81% for the six-month period ended April 30, 2003. Strong performance from Health Technology, Consumer Non-durables and Industrial Services stocks drove positive results, with St Jude Medical Inc., Cisco systems Inc., Apollo Group Inc., and General Electric all posting strong results as did BJ Services Co., Xilinx Inc., and eBay Inc. Detracting from performance were Michaels Stores Inc., American International Group Inc. Millennium Pharmaceutical Inc., and Home Depot. As a new stock market cycle develops, which we believe is underway, attention always turns to higher quality companies that have more predictable earnings patterns, as that process takes place we expect the Fund to respond very positively.

-- We are encouraged by first quarter earnings results for the Fund and the market as a whole, and would note that earnings revisions for the S&P 500 looking out over the next 12 months are increasing for the first time in over two years. If this trend continues it will be solid evidence that the outlook for equities is markedly improving and would occasion our shifting some of the Fund's more defensive holdings into more opportunistic companies that would be linked to a more robust recovery.

Equity Sector Diversification:
(as of April 30, 2003)

                        % of Net
                         Assets

Health Technology       19.8%
Electronic Technology   19.0%
Finance                 14.0%
Retail Trade            11.8%
Consumer Services        8.9%
Technology Services      5.8%
Industrial Services      4.1%
Producer Manufacturing   3.3%
Health Care              3.3%
Health Services          2.4%
Transportation           1.7%
Process Industries       1.6%
Communications           0.7%

Top 10 Equity Holdings:                                                % of Net
(as of April 30, 2003)                                                   Assets

Pfizer, Inc.                                                              5.93%
Major producer of pharmaceuticals, hospital products, animal health lines, consumer products and specialty chemicals/minerals

Wal-Mart Stores, Inc.                                                     3.73%
Operates over 1600 discount stores which includes over 1,000 supercenters, 500 Sam's Clubs and 31 markets in the U.S.

Microsoft Corp.                                                           3.68%
Develops and markets systems and applications software for business and home use

Freddie Mac                                                               3.55%
Purchases mortgages from lenders throughout the U.S. and pools/packages them into securities that are sold to investors

Cisco Systems, Inc.                                                       3.49%
Worldwide leader in networking for the internet, providing hardware and software networking solutions

General Electric Co.                                                      3.26%
Manufacturer of aircraft engines, appliances, industrial products/ materials and power systems; also a provider of financial/insurance services and operates the NBC TV network

Merck & Co.                                                               3.18%
Develops and markets human and animal health products; also provides pharmaceutical benefit services through its subsidiary

Johnson & Johnson                                                         3.09%
Manufacturer of health care products and related services for consumer, pharmaceutical and professional markets

Viacom, Inc. - Class B                                                    2.89%
Owns and operates businesses in the entertainment industry; also engaged in theme park operations

Bed Bath & Beyond, Inc.                                                   2.80%
Operates 407 superstores in 44 states, selling better quality domestic merchandise and home furnishings Fund holdings are subject to change and are not recommendations to buy or sell any security

                                        Average Annualized Total Returns
                                          Periods Ended April 30, 2003
                                    ---------------------------------------
                                    One Year      Five Years      Ten Years
                                    ---------------------------------------
Provident Investment Counsel
Growth Fund I                       (20.44%)       (9.53%)         3.64%

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The indices mentioned are unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.





See accompanying Notes to Financial Statements.

OUTLOOK & STRATEGY

FOCUS ON COMPANY FUNDAMENTALS

Throughout the years, we have known that we can do little to control investors' responses to political or geopolitical events. Rather, we can only concentrate on trying to fully understand the outlook and potential for individual companies within our Funds. When events such as those that have unfolded in recent years occur we can only be patient, knowing that such events are transitory and that, on a longer-term horizon, earnings per share growth is the critical determinant to stock price appreciation.

It is important to remember that Provident's investment team focuses on bottom-up stock selection as the heart of the portfolio construction process. Our stock selection process concentrates on those companies with above average earnings growth that can sustain or accelerate their growth rates from current levels. We look for companies that are able to increase both their earnings growth rates as well as their revenues. That means that company-specific estimates must take into account the drivers of "top-line" revenue, such as their ability to sell more products and/or increase prices, that ultimately flows through to the "bottom-line" earnings growth. Our analysis must also take into account the most likely outlook for general economic activity including levels of inflation, interest rates, demographic trends, and other broad considerations that would affect our investments. Finally, growth must be viewed from both an absolute and relative perspective. Three years ago it was not difficult to find companies growing their revenues and earnings at very high double-digit rates. Today, with a weak economic backdrop, those high growth rates have moved down. So in evaluating the current market environment, each company must measure up well with our overall investment strategy.

Looking out over the next 12 months, earnings estimate revisions for the S&P 500 Index are increasing for the first time in years. In some cases, earnings have been better than expected, giving us reason to remain optimistic about the equity markets. If this trend continues it will give us reason to believe the outlook for equities is markedly improving. This would allow us to continue our strategy of positioning the Funds into more opportunistic companies that we believe are linked to a more robust recovery. As the economy recovers and capital spending returns to normal, long-term investors should remain committed to stay with a well-diversified portfolio that takes into account your risk tolerance, but also is positioned to take advantage of the equity market recovery as it develops. We ask for your patience and continued commitment to the growth investment style, so that when growth is back in favor faster-growing companies may once again be a strong contributor to your overall investment plan.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2003 (Unaudited)

ASSETS

Investment in Portfolio, at cost .......................   $  44,975,377
                                                           =============
Investment in Portfolio, at value ......................   $  47,818,101
Receivables:
        From Provident Investment Counsel, Inc. (Note 3)           3,177
Prepaid expenses .......................................           5,863
                                                           -------------
        Total assets ...................................      47,827,141
                                                           -------------
LIABILITIES

Deferred trustees' compensation (Note 3) ...............          14,019
Accrued expenses .......................................          81,522
                                                           -------------
        Total liabilities ..............................          95,541
                                                           -------------
NET ASSETS

Applicable to shares of beneficial interest outstanding    $  47,731,600
                                                           =============
Shares of beneficial interest outstanding ..............       7,259,372
                                                           -------------

Net asset value, offering and redemption price per share   $        6.58
                                                           =============
COMPONENTS OF NET ASSETS

Paid-in capital ........................................   $ 107,957,501
Accumulated net investment loss ........................        (173,838)
Accumulated net realized loss on investments ...........     (62,894,787)
Net unrealized appreciation on investments .............       2,842,724
                                                           -------------
        Net assets .....................................   $  47,731,600
                                                           =============

See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

INVESTMENT INCOME

Net investment loss allocated from Portfolio
Dividends (net of foreign taxes of $2,711) .....................................    $   175,269
Interest .......................................................................         11,823
Income from securities loaned - net ............................................          5,990
Expenses .......................................................................       (246,935)
                                                                                    -----------
        Net investment loss from Portfolio .....................................        (53,853)
                                                                                    -----------
Fund Expenses
Administration fees (Note 3) ...................................................         56,716
Transfer agent fees ............................................................         38,372
Reports to shareholders ........................................................          2,397
Registration expense ...........................................................          9,235
Audit fees .....................................................................          7,400
Legal fees .....................................................................         11,365
Trustee fees (Note 3) ..........................................................          4,186
Custody and accounting services fees ...........................................          2,976
Miscellaneous ..................................................................          1,693
                                                                                    -----------
        Total expenses .........................................................        134,340
                                                                                    -----------
        Less: fees waived and expenses absorbed (Note 3) .......................        (72,743)
                                                                                    -----------
        Net expenses ...........................................................         61,597
                                                                                    -----------
        Net investment loss ....................................................       (115,450)
                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO

Net realized loss on investments ...............................................     (6,453,422)
Net unrealized appreciation on investments .....................................      6,876,648
                                                                                    -----------
        Net realized and unrealized gain on investments ........................        423,226
                                                                                    -----------
        Net increase in net assets resulting from operations ...................    $   307,776
                                                                                    ===========




See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I


STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Six Months Ended       Year Ended
                                                                       April 30, 2003+    October 31, 2002
                                                                     -----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss ...................................................   $   (115,450)       $   (542,248)
Net realized loss on investments ......................................     (6,453,422)        (17,357,070)
Net unrealized appreciation on investments ............................      6,876,648           3,417,329
                                                                          ------------        ------------
  Net increase (decrease) in net assets resulting from operations .....        307,776         (14,481,989)
                                                                          ------------        ------------
BENEFICIAL INTEREST SHARE TRANSACTIONS

Proceeds from shares sold .............................................      5,598,369          15,450,345
Cost of shares redeemed ...............................................    (10,708,025)        (32,823,822)
                                                                          ------------        ------------
Net decrease in net assets
  resulting from share transactions ...................................     (5,109,656)        (17,373,477)
                                                                          ------------        ------------

  Total decrease in net assets ........................................     (4,801,880)        (31,855,466)

NET ASSETS

Beginning of period ...................................................     52,533,480          84,388,946
                                                                          ------------        ------------
End of period .........................................................   $ 47,731,600        $ 52,533,480
                                                                          ============        ============

  Accumulated net investment loss .....................................   $   (173,838)       $   (174,010)
                                                                          ============        ============
CHANGE IN SHARES

Shares sold ...........................................................        859,691           1,910,342
Shares redeemed .......................................................     (1,802,467)         (4,169,485)
                                                                          ------------        ------------
Net decrease ..........................................................       (942,776)         (2,259,143)
                                                                          ============        ============


+ Unaudited

See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        Six Months Ended                    Year Ended October 31,
                                                         April 30, 2003+      2002       2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............    $    6.40         $    8.07   $   20.69   $   21.72   $   17.75  $   18.14
                                                       ---------         ---------   ---------   ---------   ---------  ---------
Income from investment operations:
Net investment loss ...............................        (0.02)            (0.07)       (0.07)      (0.18)      (0.15)    (0.06)
Net realized and unrealized gain
 (loss) on investments .............................        0.20             (1.60)       (7.98)       2.66        5.40      3.04
                                                       ---------         ---------   ---------   ---------   ---------  ---------
Total from investment operations ..................         0.18             (1.67)       (8.05)       2.48        5.25      2.98
                                                       ---------         ---------   ---------   ---------   ---------  ---------
Less distributions:
From net realized gains ...........................          --                --         (4.57)      (3.51)      (1.28)    (3.37)
                                                       ---------         ---------   ---------   ---------   ---------  ---------
Net asset value, end of period ....................    $    6.58         $    6.40   $    8.07   $   20.69   $   21.72  $   17.75
                                                       =========         =========   =========   =========   =========  =========
Total return ......................................         2.81%^          (20.69%)    (49.40%)     11.21%      31.08%    19.60%

Ratios/supplemental data:
Net assets, end of period (millions) ..............    $   47.7           $  52.5     $   84.4    $  181.3    $  174.4   $  132.4

Ratios to average net assets:#++
Expenses ..........................................         1.25%++          1.25%      1.25%         1.25%       1.25%     1.25%
Net investment loss ...............................        (0.47%)++        (0.73%)    (0.67%)       (0.79%)     (0.73%)   (0.57%)

------------------

 + Unaudited.
++ Annualized.
^  Not Annualized.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
++ Net of fees waived. The combined fees waived were 0.41%, 0.33%, 0.21%, 0.10%, 0.11% and 0.16%, respectively.

See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - ORGANIZATION

Provident Investment Counsel Growth Fund I (the "Fund") is one of five series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests substantially all of its assets in the Provident Investment Counsel Growth Portfolio (the "Portfolio"), a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation. The Fund reflects its investment in the Portfolio at its proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolio is discussed at Note 2A of the Portfolio's Notes to Financial Statements.

B. Investment Income and Dividends to Shareholders. The Fund earns income, net of the expenses of the Portfolio, daily on its investment in the Portfolio. All net investment income and realized and unrealized gains or losses on investments of the Portfolio are allocated pro rata among the Fund and the other Holders of Interests in the Portfolio. Dividends, if any, are paid annually to shareholders of the Fund and recorded on the ex-dividend date.

C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC"), an indirect, wholly owned subsidiary of Old Mutual PLC, and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which certain employees of these entities serve as officers of the Trust and the Portfolio. PIC also provides management services necessary for the operations of the Trust and the Portfolio and furnishes office facilities. PIC receives a fee for its services to the Fund, at the rate of 0.20% of the average daily net assets of the Fund. U.S. Bancorp receives an annual administration fee for its services of $15,000.

Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2012, to the extent necessary so that the expenses of the Fund, including those expenses allocated from the Portfolio, do not exceed 1.25% of the Fund's average net assets. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund and Portfolio if, within three subsequent years, the Fund's or Portfolio's expenses are less than the limit agreed to by PIC. The amount of fees waived and expenses absorbed for the six months ended April 30, 2003 were $49,277 and $23,466, respectively.

At April 30, 2003, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Fund is $637,299. At April 30, 2003, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                    October 31,
                    --------------------------------------
                      2003       2004      2005     2006
                    --------  --------  --------  --------
                     198,209   209,564   156,783    72,743

Quasar Distributors, LLC (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of U.S. Bancorp. The Distributor received no commissions from the sales or redemptions of the Fund's shares during the six months ended April 30, 2003.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis. For the year ended April 30, 2003, the change in the value of the phantom account was unrealized depreciation of $4,879.

NOTE 4 - INVESTMENT TRANSACTIONS

For the six months ended April 30, 2003, additions and reductions in the investments in the Portfolio aggregated $5,618,846 and $10,847,584, respectively.

At April 30, 2003, the Fund owned 100% of the total net assets of the Portfolio.

NOTE 5 - SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders was held at the offices of Provident Investment Counsel, Inc. on March 4, 2003 to ratify the appointment of Kevin E. Villani and William S. Anderson to the Board of Trustees, and to elect Thomas M. Mitchell as an additional Trustee to the Board of Trustees.

                                              For      Against    Abstained
                                           ---------------------------------
Ratify the Appointment of
Kevin E. Villani and William S. Anderson   19,740,819    2,326     2,835,340

Approval of the Election of
Thomas M. Mitchell                         19,731,402    2,326     2,844,756

                              PIC GROWTH PORTFOLIO

STATEMENT OF NET ASSETS AT APRIL 30, 2003 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON  STOCKS: 96.3%

AEROSPACE & DEFENSE: 2.4%
    22,900  Lockheed Martin Corp.(1) .........................      $ 1,146,145
                                                                    -----------
AIRLINES: 1.7%
    20,400  Ryanair Holdings PLC
            - ADR(1)* ........................................          809,268
                                                                    -----------
BIOTECHNOLOGY:  3.2%
    17,500  Amgen, Inc.* .....................................        1,072,925
    10,400  Gilead Sciences, Inc.(1)* ........................          479,856
                                                                    -----------
                                                                      1,552,781
                                                                    -----------
CHEMICALS/SPECIALTIES:  1.6%
    13,000  Praxair, Inc. ....................................          755,040
                                                                    -----------

COMPUTER COMMUNICATIONS: 3.5%
   111,100  Cisco Systems, Inc.* .............................        1,670,944
                                                                    -----------

COMPUTER PROCESS HARDWARE: 2.5%
    42,000  Dell Computer Corp.(1)* ..........................        1,214,220
                                                                    -----------

CONTRACT DRILLING: 1.6%
    19,200  Nabors Industries, Ltd. (1)* .....................          752,640
                                                                    -----------

DATA PROCESSING SERVICES: 2.1%
    10,100  Affiliated Computer
             Services, Inc.* .................................          481,770
                                                                    -----------
    17,100  Paychex, Inc.(1) .................................          532,494
                                                                    -----------
                                                                      1,014,264
                                                                    -----------
DEPARTMENT STORES: 2.4%
    20,016  Kohl's Corp.(1)* .................................        1,136,909
                                                                    -----------

DISCOUNT STORES: 5.2%
    27,500  Dollar Tree Stores, Inc.* ........................          699,875
                                                                    -----------
    31,700  Wal-Mart Stores, Inc. ............................        1,785,344
                                                                    -----------
                                                                      2,485,219
                                                                    -----------
ELECTRICAL PRODUCTS EQUIPMENT: 2.2%
    72,500  Applied Materials, Inc. (1)* .....................        1,058,500
                                                                    -----------

FINANCIAL SERVICES: 6.0%
    29,300  Freddie Mac ......................................        1,696,470
                                                                    -----------
    10,600  SLM Corp. ........................................        1,187,200
                                                                    -----------
                                                                      2,883,670
                                                                    -----------
HOME IMPROVEMENT: 1.4%
    15,800  Lowe's Companies, Inc.(1) ........................          693,462
                                                                    -----------


Shares                                                                   Value
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES: 3.3%
    52,900  General Electric Co.(1) ..........................     $  1,557,905
                                                                    -----------
INSURANCE BROKERS/SERVICES: 1.2%
    18,600  Willis Group Holdings Ltd. .......................          580,134
                                                                    -----------
INVESTMENT COMPANIES: 2.3%
    14,800  Goldman Sachs Group, Inc.(1) .....................        1,123,320
                                                                    -----------
MANAGED HEALTH CARE/HMO: 2.4%
    12,500  UnitedHealth Group, Inc.(1) ......................        1,151,625
                                                                    -----------
MEDIA CONGLOMERATES: 2.9%
    31,800  Viacom, Inc. - Class B* ..........................        1,380,438
                                                                    -----------
MEDICAL SPECIALTIES: 4.6%
    24,700  Medtronic, Inc.(1) ...............................        1,179,178
    19,300  St. Jude Medical, Inc.* ..........................        1,012,478
                                                                    -----------
                                                                      2,191,656
                                                                    -----------
MORTGAGE/LENDING SERVICES: 0.5%
     3,700  Countrywide Financial Corp. ......................          250,120
                                                                    -----------
OILFIELD SERVICING AND EQUIPMENTS: 2.6%
    33,400  BJ Services Co.(1)* ..............................        1,219,434
                                                                    -----------
OTHER CONSUMER SERVICES: 4.2%
    16,600  Apollo Group, Inc.(1)* ...........................          899,703
     6,700  eBay, Inc.* ......................................          621,559
    10,400  Weight Watchers
             International, Inc.(1)* .........................          488,592
                                                                    -----------
                                                                      2,009,854
                                                                    -----------
PACKAGED SOFTWARE: 3.7%
    68,900  Microsoft Corp.(1) ...............................        1,761,773
                                                                    -----------
PHARMACEUTICAL  - GENERIC: 1.1%
     9,200   Barr Laboratories, Inc.* ........................          511,520
                                                                    -----------
PHARMACEUTICAL  - MAJOR: 12.2%
    26,200  Johnson & Johnson ................................        1,476,632
    26,100  Merck & Co. ......................................        1,518,498
    92,200  Pfizer, Inc. .....................................        2,835,150
                                                                    -----------
                                                                      5,830,280
                                                                    -----------
PHARMACEUTICAL  - OTHER: 2.0%
    20,000  Teva Pharmaceuticals
             Industries, Inc. - ADR(1) .......................          934,000
                                                                    -----------

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

Shares                                                                 Value
--------------------------------------------------------------------------------

RESTAURANTS: 1.8%
    26,500  Brinker International, Inc.(1)* ..................      $   841,375
                                                                    -----------

SEMICONDUCTORS: 6.6%
    59,300  Intel Corp. ......................................        1,091,120
    14,600  Maxim Integrated
             Products, Inc. ..................................          573,634
    66,630  Taiwan Semiconductor
             Manufacturing Co. Ltd. ADR* .....................          557,693
    35,100  Xilinx, Inc.(1)* .................................          950,157
                                                                    -----------
                                                                      3,172,604
                                                                    -----------
SPECIALTY INSURANCE: 3.9%
     9,900  Progressive Corp. ................................          673,200
    29,700  Radian Group, Inc. ...............................        1,179,090
                                                                    -----------
                                                                      1,852,290
                                                                    -----------
SPECIALTY STORES: 2.8%
    33,900  Bed Bath & Beyond, Inc.(1)* ......................        1,339,389
                                                                    -----------
TELECOM EQUIPMENT: 1.7%
    50,300  Nokia Corp. ......................................          833,471
                                                                    -----------
WIRELESS TELECOM: 0.7%
    93,200  Sprint Corp. - PCS Group(1)* .....................          326,200
                                                                    -----------
TOTAL COMMON STOCKS
         (cost $43,148,695) ..................................       46,040,450
                                                                    -----------

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 34.3%

MONEY MARKET INVESTMENTS: 5.0%
$1,198,778  BlackRock Provident
            Institutional Funds
            - TempCash Portfolio .............................      $ 1,198,777
 1,198,778  BlackRock Provident
            Institutional Funds
            - TempFund Portfolio .............................        1,198,778
                                                                    -----------
                                                                      2,397,555
                                                                    -----------
Principal
Amount                                                                  Value
--------------------------------------------------------------------------------

SHORT-TERM CORPORATE NOTES: 13.7%
 $ 493,029  American Express,
            1.42%, 12/12/03(2) ...............................       $  493,029
    79,006  American Express,
            1.34%, 1/27/04(2) ................................           79,006
 1,103,503  Bear Stearns & Co.,
            1.43%, 1/15/04(2) ................................        1,103,503
 1,939,355  Bear Stearns & Co.,
            1.37%, 1/16/04(2) ................................        1,939,355
   871,343  Goldman Sachs & Co.,
            1.30%, 3/08/04(2) ................................          871,343
    73,887  Merrill Lynch,
            1.44%, 5/28/03(2) ................................           73,887
   478,026  Morgan Stanley,
            1.33%, 11/07/03(2) ...............................          478,026
   383,150  Morgan Stanley,
            1.34%, 10/22/03(2) ...............................          383,150
 1,127,769  National City Bank,
            1.59%, 11/10/03(2) ...............................        1,127,769
                                                                    -----------
                                                                      6,549,068
                                                                    -----------
COMMERCIAL PAPER: 5.3%
   280,565  Concord Minute Maid,
            1.27%, 5/15/03(2) ................................          280,565
   467,609  Fairway Financial Corp.,
            1.27%, 5/15/03(2) ................................          467,609
 1,614,943  Scaldis Capital, 1.27%, 5/15/03(2) ...............        1,614,943
   163,829  Sheffield Receivables,
            1.27%, 5/20/03(2) ................................          163,829
                                                                    -----------
                                                                      2,526,946
                                                                    -----------
TIME DEPOSITS: 7.7%
 3,237,483  Nordea Bank, 1.36%, 5/1/03(2) ....................        3,237,483
   489,086  KBC Bank NV, 1.26%, 5/1/03(2) ....................          489,086
                                                                    -----------
                                                                      3,726,569
                                                                    -----------
REPURCHASE AGREEMENT: 2.6%
 1,226,852  UBS Securities, 1.26%, 5/1/03
            (cost $4,355,697)(2)(3) ..........................        1,226,852
                                                                    -----------

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(cost $ 16,426,990)                                                 $16,426,990
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
(cost $59,575,685): 130.6%                                           62,467,440
                                                                    -----------

Shares                                                                   Value
--------------------------------------------------------------------------------
OTHER ASSETS: 0.1%
Receivables:
Dividends and interest                                                    6,660
Prepaid insurance                                                         1,677
Other assets                                                             24,586
                                                                    -----------
Total Other Assets                                                       32,923
                                                                    -----------
TOTAL ASSETS                                                         62,500,363
                                                                    -----------

Shares                                                                   Value
--------------------------------------------------------------------------------

LIABILITIES: (30.7%)
Payables:
  Collateral for securities loaned (Note 4)                         $14,029,435
  Investment securities purchased                                       526,888
  Shares of beneficial interests redeemed                                37,154
  Due to Advisor (Note 3)                                                14,799
Deferred trustees' compensation (Note 3)                                 36,930
Accrued expenses                                                         36,909
                                                                    -----------
  Total Liabilities                                                  14,682,115
                                                                    -----------
NET ASSETS: 100.0%                                                  $47,818,248
                                                                    ===========
----------------
* Non-income producing security.
ADR - American Depository Receipt.

(1) This security or a portion of this security is out on loan at April 30, 2003. Total loaned securities had a market value of $13,388,423 at April 30, 2003.
(2) This security is purchased with cash proceeds from securities loaned.
(3) Collateralized by U.S. Government or U.S. Government Agency securities, U.S. Government Agency mortgage-backed securities, certificates of deposit or bankers' acceptances.

See accompanying Notes to Financial Statements.

PIC GROWTH PORTFOLIO

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)

INVESTMENT INCOME

Income
   Dividends (net of foreign taxes of $2,765) .................   $   178,497
   Interest ...................................................        12,047
   Income from securities loaned - net ........................         6,101
                                                                  -----------
         Total Income .........................................       196,645
                                                                  -----------

Expenses
   Investment advisory fees (Note 3) ..........................       201,194
   Administration fees (Note 3) ...............................        25,149
   Accounting services fees ...................................        32,400
   Custodian fees .............................................        10,082
   Audit fees .................................................        11,901
   Legal fees .................................................        12,062
   Insurance expense ..........................................         2,004
   Trustee fees (Note 3) ......................................        10,811
   Miscellaneous ..............................................         1,788
                                                                  -----------
Total expenses ................................................       307,391
Less: fees waived (Note 3) ....................................       (55,898)
                                                                  -----------
   Net expenses ...............................................       251,493
                                                                  -----------
   Net investment loss ........................................       (54,848)
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss on investments ..............................    (6,542,173)
Net unrealized appreciation on investments ....................     6,981,189
  Net realized and unrealized gain on investments .............       439,016
                                                                  -----------

Net increase in net assets resulting from operations ..........   $   384,168
                                                                  ===========


See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Six Months Ended     Year Ended
                                                                       April 30, 2003+   October 31, 2002
INCREASE (DECREASE) IN NET ASSETS FROM:                               ----------------   ----------------

OPERATIONS
Net investment loss ..................................................    $    (54,848)      $   (363,157)
Net realized loss on investments .....................................      (6,542,173)       (17,686,476)
Net unrealized appreciation on investments ...........................       6,981,189          3,519,756
                                                                          ------------       ------------
  Net increase (decrease) in net assets resulting from operations ....         384,168        (14,529,877)
                                                                          ------------       ------------
TRANSACTIONS IN INTERESTS:

Contributions by Holders .............................................       5,685,670         15,977,659
Withdrawals by Holders ...............................................     (12,096,507)       (33,428,533)
                                                                          ------------       ------------

Net decrease in net assets resulting from transactions in interests ..      (6,410,837)       (17,450,874)
                                                                          ------------       ------------

    Total decrease in net assets .....................................      (6,026,669)       (31,980,751)

NET ASSETS

  Beginning of period ................................................      53,844,917         85,825,668
                                                                          ------------       ------------
  End of period ......................................................    $ 47,818,248       $ 53,844,917
                                                                          ============       ============




SELECTED RATIO DATA

                                                        Six Months Ended                Year Ended October 31,
                                                        April 30, 2003+         2002    2001    2000    1999    1998
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:*
  Expenses .........................................       1.00%++            1.00%    1.00%   1.00%   1.00%   1.00%
  Net investment loss ..............................      (0.22%)++          (0.48%)  (0.41%) (0.53%) (0.49%) (0.32%)
  Total return** ...................................       2.93%^            (20.44%)     -       -       -       -
Portfolio Turnover Rate ............................      30.31%^             83.09%  105.02% 148.85%  80.34%  81.06%

 + Unaudited.
++ Annualized.
 ^ Not Annualized.
 * Net of fees waived of 0.22%, 0.12%, 0.02%, 0.00%, 0.00%, and 0.02% of average net assets, respectively.
** Required by the AICPA Audit and Accounting Guide for Investment Companies for periods beginning after December 15, 2000.

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - ORGANIZATION

PIC Growth Portfolio (the "Portfolio") was organized on December 11, 1991 as a separate trust under the laws of the State of New York. The beneficial interests in the Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolio is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The investment objective of the Portfolio is to achieve long term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Valuation of Securities. Equity securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Equity securities traded on NASDAQ are valued at NASDAQ Official Closing Price on the day of valuation. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

B. Federal Income Taxes. The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

C. Security Transactions, Dividend Income and Distributions. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued and dividend income is recorded on the ex-dividend date.

D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

E Securities Loans. The Portfolio may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC"), an indirect, wholly owned subsidiary of Old Mutual PLC, and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which certain employees of these entities serve as officers of the Portfolio. PIC also provides management services necessary for the operations of the Portfolio and furnishes office facilities. U.S. Bancorp receives for its services an administration fee at the annual rate of 0.10% of the average daily net assets of the Portfolio, subject to an annual minimum of $45,000.

PIC receives an investment advisory fee for its services to the Portfolio, at the annual rate of 0.80% of its average daily net assets. PIC has voluntarily agreed to limit the expenses of the Portfolio to 1.00% of its average daily net assets. For the six months ended April 30, 2003, PIC waived fees of $55,898.

The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Portfolio if, within three subsequent years, the Portfolio's expenses are less than the limit agreed to by the Advisor. At April 30, 2003, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Portfolio is $166,844. At April 30, 2003, the Adviser may recapture a portion of the above amounts no later the dates as stated below:

                                     October 31,
                        ------------------------------------

                          2003      2004     2005     2006
                        ------------------------------------
                        $1,869    $21,125  $87,952   $55,898

                              PIC GROWTH PORTFOLIO

On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. I f a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis. For the six months ended April 30, 2003, the change in the value of the phantom account included unrealized appreciation of $2,556.

NOTE 4 - INVESTMENT TRANSACTIONS

The Portfolio entered into a Securities Lending Agreement with PFPC Trust Company ("PFPC"). PFPC shall invest the cash collateral pursuant to investment guidelines set forth by the Portfolio, and may include commingled funds advised or otherwise serviced by PFPC or its affiliates and repurchase agreements with PFPC or its affiliates. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. PFPC has agreed to indemnify the Portfolio in the case of default of any securities borrowed.

At April 30, 2003, the Portfolio loaned equity securities having a fair value of $13,388,423 and received cash collateral of $14,029,435. The cash collateral is reinvested in short term securities and money market funds with interest rates ranging from 1.3% to 1.6% and maturity dates from 05/01/2003 through 03/08/2004.

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the six months ended April 30, 2003 were $14,728,388 and $20,203,501, respectively.

The cost of securities for federal income tax purposes was $59,575,685. The aggregate gross unrealized appreciation and depreciation of investment securities, based on their cost for federal income tax purposes, were as follows:

        Gross unrealized appreciation ........................   $   5,340,175
        Gross unrealized depreciation ........................      (2,448,420)
        Net unrealized appreciation ..........................   $   2,891,755

                      This page intentionally left blank.

PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS-- PIC INVESTMENT TRUST and PIC PORTFOLIOS
William S. Anderson, Trustee
Thomas J. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Wayne H. Smith, Trustee
Kevin E. Villani, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

INVESTMENT ADVISOR
Provident Investment Counsel
300 N. Lake Avenue Pasadena, CA 91101 (626) 449-8500

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street Milwaukee, WI 53202

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker, LLP

WHY INVEST WITH PROVIDENT INVESTMENT COUNSEL?

COMMITMENT TO OUR SHAREHOLDERS

     o Dedicated investment team managing your investments
     o Focused on shareholder objectives and needs

PASSION FOR GROWTH INVESTING
     o "Pure growth" philosophy and consistent investment style
     o "Multiple points of knowledge" provide intimate understanding of companies

UNIQUELY STRUCTURED INVESTMENT TEAMS
     o Significant number of professionals committed to growth philosophy
     o Transparent process that "digs deep" into company fundamentals

--------------------------------------------------------------------------------
This semi-annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after June 30, 2003, this semi-annual report must be accompanied by performance updates for the most recent calendar quarter.

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                        Dealer Services: (800) 385-4053
                      Shareholder Services: (800) 618-7643
                            Website: www.provnet.com


                                                                          (6/03)

Item 2: Code of Ethics - Not applicable to Semi-Annual Report

Item 3: Audit Committee Financial Expert - Not applicable to Semi-Annual Report

Item 4: Principal Accountant Fees and Services - Not applicable to Semi-Annual Report

Items 5-8: Reserved.

Item 9: Controls and Procedures -

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits: - Certifications required by Item 10(b) of Form N-CSR are filed herewith.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as require by Rule 30a-2 under the Act (17 CFR 270.30a-2)

(c)      Certification pursuant to Section 906 of the Sarbanes-Oxley Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIC INVESTMENT TRUST

By (Signature and Title)* /S/ THOMAS M. MITCHELL
                          -----------------------
                              Thomas M. Mitchell
                              President


Date: July 2, 2003
    ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIC INVESTMENT TRUST

By (Signature and Title)* /S/ WILLIAM T. WARNICK
                          --------------------------------
                              William T. Warnick
                              Vice President and Treasurer


Date: July 2, 2003
    ---------------------------

FORM N-CSR CERTIFICATION

I, Thomas M. Mitchell, certify that:

1.    I have reviewed this report on Form N-CSR of PIC Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: July 2, 2003                               /S/ THOMAS M. MITCHELL
     ---------------------                       ----------------------
                                                     Thomas M. Mitchell
                                                     President

FORM N-CSR CERTIFICATION

I, William T. Warnick, certify that:

1.    I have reviewed this report on Form N-CSR of PIC Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: July 2, 2003                                /S/ WILLIAM T. WARNICK
----------------------                            ----------------------------
                                                  William T. Warnick
                                                  Vice President and Treasurer

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of PIC Investment Trust, do hereby certify, to such officer's knowledge, that the report on Form N-CSR of PIC Investment Trust for the period ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of PIC Investment Trust.


/S/ THOMAS M. MITCHELL                       /S/ WILLIAM T. WARNICK
----------------------                       ----------------------
Thomas M. Mitchell                           William T. Warnick
President, PIC Investment Trust              Vice President and Treasurer,
                                             PIC Investment Trust


Dated: July 2, 2003


A signed original of this written statement required by Section 906 has been provided by PIC Investment Trust and will be retained by PIC Investment Trust and furnished to the SEC or its staff upon request.